EXHIBIT 99.1

SCHEDULE A

CERTAIN CHARACTERISTICS OF THE MORTGAGE LOANS

The description herein of the of the mortgage loans and the home equity revolving lines of credit is based upon the estimates of the composition thereof as of July 1, 2005 for the mortgage loans and as of July 10, 2005 and July 24, 2005 for the home equity revolving lines of credit, as adjusted to reflect the Scheduled Principal Balances as of the Cut-Off Date. Prior to the issuance of the Certificates, Mortgage Loans may be removed as a result of (i) Principal Prepayments thereof in full prior to the Cut-off Date, (ii) requirements of Standard & Poor's, (iii) delinquencies or otherwise. In any such event, other mortgage loans may be included in the Trust. American Home Mortgage Investment Trust 2005-2 believes that the estimated information set forth herein with respect to the Mortgage Loans as presently constituted is representative of the characteristics thereof at the time the Certificates are issued, although certain characteristics of the Mortgage Loans may vary.

Principal Balances of the Mortgage Loans at Origination in Group I

Original Principal Balance	Number of Mortgage Loans	Aggregate Scheduled Principal Balance Outstanding as of Cut-Off Date	% of Mortgage Loans
1. - 100,000.	353	$ 24,102,921.10	2.95%
100,001. - 200,000.	686	102,723,382.65	12.57
200,001. - 300,000.	522	130,117,275.17	15.92
300,001. - 350,000.	171	55,421,812.00	6.78
350,001. - 400,000.	174	65,112,287.86	7.97
400,001. - 450,000.	118	50,245,749.06	6.15
450,001. - 500,000.	95	45,395,095.76	5.55
500,001. - 550,000.	68	35,698,799.21	4.37
550,001. - 600,000.	57	32,758,857.06	4.01
600,001. - 650,000.	48	29,542,079.51	3.61
650,001. - 700,000.	30	20,353,244.36	2.49
700,001. - 800,000.	47	34,865,854.51	4.27
800,001. - 900,000.	29	24,941,654.60	3.05
900,001. - 1,000,000.	41	39,509,632.30	4.83
1,000,001. - 1,100,000.	11	11,678,749.16	1.43
1,100,001. - 1,200,000.	6	7,083,279.07	0.87
1,200,001. - 1,300,000.	12	14,770,800.94	1.81
1,300,001. - 1,400,000.	8	10,654,091.03	1.30
1,400,001. - 1,500,000.	16	23,522,462.64	2.88
1,500,001.	25	58,748,689.85	7.19
Total:	2,517	$ 817,246,717.84	100.00%

Minimum Original Principal Balance:	$30,000
Maximum Original Principal Balance:	$7,000,000
Average Original Principal Balance:	$327,277

Scheduled Principal Balances of the Mortgage Loans as of the

Cut-Off Date in Group I

Scheduled Principal Balance	Number of Mortgage Loans	Aggregate Scheduled Principal Balance Outstanding as of Cut-Off Date	% of Mortgage Loans
0.	14	$ 0.00	0.00%
1. - 100,000.	351	24,102,571.21	2.95
100,001. - 200,000.	678	102,523,716.06	12.55
200,001. - 300,000.	521	130,317,291.65	15.95
300,001. - 350,000.	171	55,770,057.87	6.82
350,001. - 400,000.	173	64,764,041.99	7.92
400,001. - 450,000.	117	49,795,735.21	6.09
450,001. - 500,000.	96	45,845,109.61	5.61
500,001. - 550,000.	68	35,698,799.21	4.37
550,001. - 600,000.	57	32,758,857.06	4.01
600,001. - 650,000.	47	29,542,079.51	3.61
650,001. - 700,000.	30	20,353,244.36	2.49
700,001. - 800,000.	47	34,865,854.51	4.27
800,001. - 900,000.	29	24,941,654.60	3.05
900,001. - 1,000,000.	42	40,411,502.29	4.94
1,000,001. - 1,100,000.	11	11,678,749.16	1.43
1,100,001. - 1,200,000.	6	7,083,279.07	0.87
1,200,001. - 1,300,000.	12	15,120,097.62	1.85
1,300,001. - 1,400,000.	7	9,402,924.36	1.15
1,400,001. - 1,500,000.	16	23,522,462.64	2.88
1,500,001	24	58,748,689.85	7.19
Total:	2,517	$ 817,246,717.84	100.00%

Minimum Scheduled Principal Balance:	$0
Maximum Scheduled Principal Balance:	$6,993,243
Average Scheduled Principal Balance:	$324,691

Mortgage Rates of the Mortgage Loans as of the Cut-Off Date in Group I

Mortgage Interest Rates (%)	Number of Mortgage Loans	Aggregate Scheduled Principal Balance Outstanding as of Cut-Off Date	% of Mortgage Loans
0.751 - 1.000	732	$ 273,247,695.27	33.44%
1.001 - 1.250	8	8,166,751.84	1.00
1.251 - 1.500	419	115,911,662.27	14.18
1.501 - 1.750	48	22,441,588.90	2.75
1.751 - 2.000	84	25,941,821.37	3.17
2.001 - 2.250	27	8,084,321.88	0.99
2.251 - 2.500	7	2,255,970.00	0.28
2.501 - 2.750	39	11,499,077.40	1.41
2.751 - 3.000	16	4,156,704.56	0.51
3.251 - 3.500	6	1,020,962.13	0.12
3.501 - 3.750	20	4,328,320.28	0.53
3.751 - 4.000	66	15,131,048.95	1.85
4.001 - 4.250	5	1,466,401.25	0.18
4.251 - 4.500	21	7,809,821.27	0.96
4.501 - 4.750	8	4,254,165.94	0.52
4.751 - 5.000	74	24,458,026.60	2.99
5.001 - 5.250	122	39,467,928.02	4.83
5.251 - 5.500	279	101,068,057.16	12.37
5.501 - 5.750	136	39,002,013.70	4.77
5.751 - 6.000	108	31,754,294.72	3.89
6.001 - 6.250	157	41,444,138.15	5.07
6.251 - 6.500	80	25,305,252.34	3.10
6.501 - 6.750	30	3,688,225.03	0.45
6.751 - 7.000	16	3,280,916.42	0.40
7.001 - 7.250	5	1,069,566.17	0.13
7.251 - 7.500	3	827,281.69	0.10
7.751 - 8.000	1	164,704.53	0.02
Total:	2,517	$ 817,246,717.84	100.00%

Minimum Mortgage Interest Rate:	1.000%
Maximum Mortgage Interest Rate:	7.994%
Weighted Average Mortgage Interest Rate:	3.052%

Original Loan-to-Value Ratios* in Group I

Original Loan-to-Value Ratios (%)	Number of Mortgage Loans	Aggregate Scheduled Principal Balance Outstanding as of Cut-Off Date	% of Mortgage Loans
Up to 30.000	17	$ 3,305,945.21	0.40%
30.001 - 40.000	27	13,167,457.15	1.61
40.001 - 50.000	61	27,328,175.90	3.34
50.001 - 55.000	37	16,494,074.43	2.02
55.001 - 60.000	65	28,225,015.06	3.45
60.001 - 65.000	153	48,231,063.95	5.90
65.001 - 70.000	298	111,548,946.92	13.65
70.001 - 75.000	480	176,750,176.62	21.63
75.001 - 80.000	1,044	311,940,687.17	38.17
80.001 - 85.000	14	3,668,001.88	0.45
85.001 - 90.000	121	32,571,398.10	3.99
90.001 - 95.000	76	15,610,741.15	1.91
95.001 - 100.000	124	28,405,034.30	3.48
Total:	2,517	$ 817,246,717.84	100.00%

Weighted Average Original Loan to Value:	74.10%
*Original loan to value ratios are calculated by taking the Original Principal Balance and dividing the lesser of the original appraised value and sales price of the property.

Geographic Distribution* of the Mortgage Properties in Group I

Geographic Distribution	Number of Mortgage Loans	Aggregate Scheduled Principal Balance Outstanding as of Cut-Off Date	% of Mortgage Loans
Alabama	1	$ 70,093.08	0.01%
Arizona	45	12,869,261.17	1.57
California	403	189,886,236.62	23.23
Colorado	20	10,575,563.14	1.29
Connecticut	33	18,870,495.84	2.31
Delaware	63	14,607,977.77	1.79
District Of Columbia	8	2,679,406.84	0.33
Florida	403	116,129,644.32	14.21
Georgia	79	20,900,334.24	2.56
Idaho	3	1,603,353.24	0.20
Illinois	134	40,932,306.63	5.01
Indiana	6	1,072,925.72	0.13
Kansas	3	572,109.87	0.07
Kentucky	49	3,803,100.53	0.47
Louisiana	2	323,197.38	0.04
Maryland	82	27,141,501.22	3.32
Massachusetts	63	30,269,393.38	3.70
Michigan	163	38,319,178.61	4.69
Mississippi	1	230,000.00	0.03
Missouri	16	3,190,773.83	0.39
Montana	5	1,449,817.91	0.18
Nevada	58	18,223,623.97	2.23
New Jersey	90	31,691,911.88	3.88
New York	88	48,280,584.57	5.91
North Carolina	209	47,373,708.93	5.80
Ohio	109	12,225,263.40	1.50
Oregon	23	6,513,711.87	0.80
Pennsylvania	68	16,861,931.52	2.06
Rhode Island	2	474,953.77	0.06
South Carolina	62	18,332,167.53	2.24
Tennessee	10	3,123,865.62	0.38
Texas	18	4,022,300.59	0.49
Utah	13	7,608,567.92	0.93
Virginia	168	62,297,911.97	7.62
Washington	14	3,856,658.25	0.47
Wisconsin	2	335,884.71	0.04
Wyoming	1	527,000.00	0.06
Total:	2,517	$ 817,246,717.84	100.00%

*No more than approximately 0.86% of Loan Group I by cut off date principal balance will be secured by properties located in any one zip code area.

Credit Scores as of the Date of Origination of the Mortgage Loans in Group I

Range of Credit Scores	Number of Mortgage Loans	Aggregate Scheduled Principal Balance Outstanding as of Cut-Off Date	% of Mortgage Loans
Not Available	9	$ 1,757,146.54	0.22%
501 - 525	1	1,361,325.40	0.17
526 - 550	2	255,427.39	0.03
551 - 575	2	421,651.07	0.05
576 - 600	17	1,224,789.03	0.15
601 - 625	54	19,463,594.84	2.38
626 - 650	258	68,803,638.86	8.42
651 - 675	327	107,233,101.55	13.12
676 - 700	459	166,750,925.34	20.40
701 - 725	430	146,115,795.55	17.88
726 - 750	376	122,100,157.92	14.94
751 - 775	312	105,867,527.31	12.95
776 - 800	208	60,747,366.57	7.43
801 - 825	62	15,144,270.47	1.85
Total:	2,517	$ 817,246,717.84	100.00%

Weighted Average Credit Score:	710
(where credit scores were available)

Property Types of the Mortgage Properties in Group I

Property Type	Number of Mortgage Loans	Aggregate Scheduled Principal Balance Outstanding as of Cut-Off Date	% of Mortgage Loans
Single Family	1,553	$ 522,874,504.89	63.98%
Planned Unit Development	454	162,972,422.68	19.94
Condominium	382	101,549,059.15	12.43
Two-Four Family	120	26,045,156.88	3.19
CO-OP	8	3,805,574.24	0.47
Total:	2,517	$ 817,246,717.84	100.00%

Occupancy Status of Mortgage Properties in Group I

Occupancy Status	Number of Mortgage Loans	Aggregate Scheduled Principal Balance Outstanding as of Cut-Off Date	% of Mortgage Loans
Primary Home	1,578	$ 614,870,073.87	75.24%
Investment	657	106,954,517.81	13.09
Second Home	282	95,422,126.16	11.68
Total:	2,517	$ 817,246,717.84	100.00%

Loan Purpose of the Mortgage Loans in Group I

Loan Purpose	Number of Mortgage Loans	Aggregate Scheduled Principal Balance Outstanding as of Cut-Off Date	% of Mortgage Loans
Cash Out Refinance	998	$ 370,928,136.33	45.39%
Purchase	1,069	334,463,024.67	40.93
Rate/Term Refinance	450	111,855,556.84	13.69
Total:	2,517	$ 817,246,717.84	100.00%

Documentation Type of the Mortgage Loans in Group I

Documentation Type	Number of Mortgage Loans	Aggregate Scheduled Principal Balance Outstanding as of Cut-Off Date	% of Mortgage Loans
Stated Inc/Asset	1,099	$ 444,572,123.67	54.40%
Inc/Asset	1,127	276,528,872.71	33.84
Stated Inc/No Asset	286	95,330,551.46	11.66
No Inc/Asset	5	815,170.00	0.10
Total:	2,517	$ 817,246,717.84	100.00%

Original Terms to Stated Maturity of the Mortgage Loans in Group I

Original Term (Months)	Number of Mortgage Loans	Aggregate Scheduled Principal Balance Outstanding as of Cut-Off Date	% of Mortgage Loans
360	2,210	$ 703,589,395.89	86.09%
480	307	113,657,321.95	13.91
Total:	2,517	$ 817,246,717.84	100.00%

Minimum Original Term to Stated Maturity (Months):	360
Maximum Original Term to Stated Maturity (Months):	480
Weighted Average Orig. Term to Stated Mat. (Months):	377

Remaining Terms to Stated Maturity of the Mortgage Loans

as of the Cut Off Date in Group I

Stated Remaining Term (Months)	Number of Mortgage Loans	Aggregate Scheduled Principal Balance Outstanding as of Cut-Off Date	% of Mortgage Loans
300 - 359	1,642	$518,690,413.71	63.47%
360 - 360	568	184,898,982.18	22.62
361 >=	307	113,657,321.95	13.91
Total:	2,517	$817,246,717.84	100.00%

Minimum Remaining Term to Stated Maturity (Months):	354
Maximum Remaining Term to Stated Maturity (Months):	480
Weighted Average Rem. Term to Stated Mat. (Months):	375

Index of the Mortgage Loans in Group I

Index	Number of Mortgage Loans	Aggregate Scheduled Principal Balance Outstanding as of Cut-Off Date	% of Mortgage Loans
1 Year MTA	2,516	$ 817,246,457.53	99.98%
1 Month MTA	1	145,260.31	0.02
Total:	2,517	$ 817,246,717.84	100.00%

Months to Next Rate Adjustment* of the Mortgage Loans in Group I

Months to Next Rate Adjustment	Number of Mortgage Loans	Aggregate Scheduled Principal Balance Outstanding as of Cut-Off Date	% of Mortgage Loans
1 - 3	2,509	$ 813,646,387.84	99.56%
4 - 6	1	527,130.00	0.06
10 - 12	7	3,073,200.00	0.38
Total:	2,517	$ 817,246,717.84	100.00%

Weighted Average Next Rate Adjustment (Months):	1
*Months to next rate adjustment is calculated by using the first rate adjustment date for the loans still in a hybrid period and by using next rate adjustment for loans that are fully indexed.

Rate Adjustment Frequency of the Mortgage Loans in Group I

Rate Adjustment Frequency (Months)	Number of Mortgage Loans	Aggregate Scheduled Principal Balance Outstanding as of Cut-Off Date	% of Mortgage Loans
1	2,509	$ 813,646,387.84	99.56%
6	1	527,130.00	0.06
12	7	3,073,200.00	0.38
Total:	2,517	$ 817,246,717.84	100.00%

Maximum Lifetime Mortgage Rate of the Mortgage Loans in Group I

Maximum Mortgage Rate (%)	Number of Mortgage Loans	Aggregate Scheduled Principal Balance Outstanding as of Cut-Off Date	% of Mortgage Loans
9.751 - 10.000	1,642	$ 656,137,611.08	80.29%
10.251 - 10.500	650	108,211,830.85	13.24
10.501 - 10.750	225	52,897,275.91	6.47
Total:	2,517	$ 817,246,717.84	100.00%

Weighted Average Maximum Mortgage Rate:	10.042%

Gross Margin of the Mortgage Loans in Group I

Gross Margin (%)	Number of Mortgage Loans	Aggregate Scheduled Principal Balance Outstanding as of Cut-Off Date	% of Mortgage Loans
1.501 - 1.750	1	$ 685,000.00	0.08%
2.001 - 2.250	22	12,433,763.14	1.52
2.251 - 2.500	120	39,755,456.71	4.86
2.501 - 2.750	308	130,593,919.99	15.98
2.751 - 3.000	746	262,896,387.78	32.17
3.001 - 3.250	343	116,421,875.58	14.25
3.251 - 3.500	274	69,289,994.49	8.48
3.501 - 3.750	417	111,865,222.24	13.69
3.751 - 4.000	169	50,776,082.58	6.21
4.001 - 4.250	60	10,477,802.23	1.28
4.251 - 4.500	26	5,241,038.67	0.64
4.501 - 4.750	21	4,677,857.97	0.57
4.751 - 5.000	9	1,967,611.93	0.24
5.251 - 5.500	1	164,704.53	0.02
Total:	2,517	$ 817,246,717.84	100.00%

Weighted Average Gross Margin:	3.088%

Prepayment Penalty of the Mortgage Loans in Group I

Prepayment Penalty	Number of Mortgage Loans	Aggregate Scheduled Principal Balance Outstanding as of Cut-Off Date	% of Mortgage Loans
No Prepayment Penalty	881	$ 292,632,413.80	35.81%
0.500 years	1	594,994.57	0.07
1 year	949	312,342,391.50	38.22
2 years	1	300,000.00	0.04
3 years	685	211,376,917.97	25.86
Total:	2,517	$ 817,246,717.84	100.00%

Product Type of the Mortgage Loans in Group I

Product Type	Number of Mortgage Loans	Aggregate Scheduled Principal Balance Outstanding as of Cut-Off Date	% of Mortgage Loans
1 MO ARM	1	$ 468,000.00	0.06%
One Year MTA	2,516	817,246,717.84	99.94
Total:	2,517	$ 817,246,717.84	100.00%

Interest Only Feature of the Mortgage Loans in Group I

Interest Only Feature	Number of Mortgage Loans	Aggregate Scheduled Principal Balance Outstanding as of Cut-Off Date	% of Mortgage Loans
Non-IO	2,517	$ 817,246,717.84	100.00%
Total:	2,517	$ 817,246,717.84	100.00%

Principal Balances of the Mortgage Loans at Origination in Group II-C

Original Principal Balance	Number of Mortgage Loans	Aggregate Scheduled Principal Balance Outstanding as of Cut-Off Date	% of Mortgage Loans
1. - 100,000.	378	$ 27,099,269.46	5.19%
100,001. - 200,000.	992	149,313,153.14	28.59
200,001. - 300,000.	831	205,176,071.22	39.28
300,001. - 350,000.	331	107,024,203.77	20.49
350,001. - 400,000.	71	25,621,797.01	4.91
400,001. - 450,000.	10	4,309,100.00	0.83
450,001. - 500,000.	6	2,667,572.61	0.51
500,001. - 550,000.	1	508,900.00	0.10
550,001. - 600,000.	1	565,500.00	0.11
Total:	2,621	$ 522,285,567.21	100.00%

Minimum Original Principal Balance:	$30,000
Maximum Original Principal Balance:	$565,500
Average Original Principal Balance:	$200,205

Scheduled Principal Balances of the Mortgage Loans as of the

Cut-Off Date in Group II-C

Scheduled Principal Balance	Number of Mortgage Loans	Aggregate Scheduled Principal Balance Outstanding as of Cut-Off Date	% of Mortgage Loans
0.	12	$ 0.00	0.00%
1. - 100,000.	378	27,168,123.21	5.20
100,001. - 200,000.	984	149,427,252.95	28.61
200,001. - 300,000.	829	204,993,117.66	39.25
300,001. - 350,000.	330	107,369,403.39	20.56
350,001. - 400,000.	71	25,636,247.39	4.91
400,001. - 450,000.	10	4,309,100.00	0.83
450,001. - 500,000.	5	2,307,922.61	0.44
500,001. - 550,000.	1	508,900.00	0.10
550,001. - 600,000.	1	565,500.00	0.11
Total:	2,621	$ 522,285,567.21	100.00%

Minimum Scheduled Principal Balance:	$0
Maximum Scheduled Principal Balance:	$565,500
Average Scheduled Principal Balance:	$199,270

Mortgage Rates of the Mortgage Loans as of the Cut-Off Date in Group II-C

Mortgage Interest Rates (%)	Number of Mortgage Loans	Aggregate Scheduled Principal Balance Outstanding as of Cut-Off Date	% of Mortgage Loans
0.751 - 1.000	41	$ 8,299,028.00	1.59%
1.251 - 1.500	59	7,227,134.00	1.38
1.501 - 1.750	1	156,000.00	0.03
1.751 - 2.000	1	98,910.00	0.02
2.001 - 2.250	1	179,900.00	0.03
2.501 - 2.750	9	1,832,691.63	0.35
2.751 - 3.000	4	922,554.00	0.18
3.001 - 3.250	2	547,000.00	0.10
3.251 - 3.500	13	3,208,807.90	0.61
3.501 - 3.750	12	2,664,478.16	0.51
3.751 - 4.000	120	29,104,648.00	5.57
4.001 - 4.250	128	27,888,390.67	5.34
4.251 - 4.500	123	26,542,364.20	5.08
4.501 - 4.750	93	20,536,403.81	3.93
4.751 - 5.000	146	32,661,116.83	6.25
5.001 - 5.250	195	41,680,571.26	7.98
5.251 - 5.500	340	73,325,188.14	14.04
5.501 - 5.750	296	59,020,139.21	11.30
5.751 - 6.000	314	66,095,607.93	12.66
6.001 - 6.250	167	30,552,581.29	5.85
6.251 - 6.500	146	25,478,181.04	4.88
6.501 - 6.750	87	15,042,975.76	2.88
6.751 - 7.000	82	13,169,776.69	2.52
7.001 - 7.250	55	8,720,708.24	1.67
7.251 - 7.500	68	10,879,288.33	2.08
7.501 - 7.750	113	15,936,022.12	3.05
7.751 - 8.000	3	151,100.00	0.03
8.001 - 8.250	1	320,000.00	0.06
8.251 - 8.500	1	44,000.00	0.01
Total:	2,621	$ 522,285,567.21	100.00%

Minimum Interest Rate:	1.000%
Maximum Interest Rate:	8.375%
Weighted Average Interest Rate:	5.393%

Original Loan-to-Value Ratios* in Group II-C

Original Loan-to-Value Ratios (%)	Number of Mortgage Loans	Aggregate Scheduled Principal Balance Outstanding as of Cut-Off Date	% of Mortgage Loans
<= 30.000	17	$ 2,246,398.04	0.43%
30.001 - 40.000	8	1,348,978.13	0.26
40.001 - 50.000	32	6,385,026.63	1.22
50.001 - 55.000	26	5,399,906.67	1.03
55.001 - 60.000	41	9,019,669.77	1.73
60.001 - 65.000	50	10,302,823.58	1.97
65.001 - 70.000	791	156,790,233.09	30.02
70.001 - 75.000	203	42,259,000.50	8.09
75.001 - 80.000	1,298	261,191,716.64	50.01
80.001 - 85.000	13	1,768,287.70	0.34
85.001 - 90.000	81	13,182,682.45	2.52
90.001 - 95.000	53	10,506,974.11	2.01
95.001 - 100.000	8	1,883,869.90	0.36
Total:	2,621	$ 522,285,567.21	100.00%

Weighted Average Original Loan to Value:	75.20%
*Original loan to value ratios are calculated by taking the Original Principal Balance and dividing the lesser of the original appraised value and sales price of the property.

Geographic Distribution* of the Mortgage Properties in Group II-C

Geographic Distribution	Number of Mortgage Loans	Aggregate Scheduled Principal Balance Outstanding as of Cut-Off Date	% of Mortgage Loans
Alaska	1	$ 141,200.00	0.03%
Arizona	132	23,877,274.52	4.57
California	559	145,093,881.29	27.78
Colorado	90	15,116,827.44	2.89
Connecticut	7	1,658,199.60	0.32
Delaware	15	2,216,877.36	0.42
District Of Columbia	7	1,989,215.57	0.38
Florida	208	39,625,361.42	7.59
Georgia	36	5,346,239.08	1.02
Hawaii	6	1,610,949.99	0.31
Idaho	16	2,177,321.33	0.42
Illinois	276	58,996,830.62	11.30
Indiana	25	3,783,545.05	0.72
Iowa	5	531,116.00	0.10
Kansas	6	866,910.00	0.17
Kentucky	25	3,622,682.96	0.69
Louisiana	7	1,293,950.00	0.25
Maine	3	728,800.00	0.14
Maryland	133	25,918,690.35	4.96
Massachusetts	37	9,262,768.60	1.77
Michigan	110	12,810,304.61	2.45
Minnesota	8	1,298,087.73	0.25
Missouri	44	5,905,438.90	1.13
Montana	18	2,649,734.99	0.51
Nevada	104	22,532,577.39	4.31
New Hampshire	19	3,655,284.95	0.70
New Jersey	44	9,527,732.63	1.82
New Mexico	2	396,400.00	0.08
New York	51	14,075,884.66	2.70
North Carolina	95	13,730,576.47	2.63
Ohio	108	11,346,412.50	2.17
Oklahoma	4	213,391.85	0.04
Oregon	47	8,329,389.56	1.59
Pennsylvania	33	5,120,680.84	0.98
Rhode Island	13	3,096,772.97	0.59
South Carolina	51	7,791,038.31	1.49
South Dakota	2	259,000.00	0.05
Tennessee	10	1,797,189.13	0.34
Texas	39	4,888,839.46	0.94
Utah	34	5,424,981.70	1.04
Virginia	130	31,551,997.56	6.04
Washington	49	9,401,640.75	1.80
West Virginia	2	267,700.00	0.05
Wisconsin	8	1,920,749.07	0.37
Wyoming	2	435,120.00	0.08
Total:	2,621	$ 522,285,567.21	100.00%

*No more than approximately 0.53% of Loan Group II-C by cut off date principal balance will be secured by properties located in any one zip code area.

Credit Scores as of the Date of Origination of the Mortgage Loans in Group II-C

Range of Credit Scores	Number of Mortgage Loans	Aggregate Scheduled Principal Balance Outstanding as of Cut-Off Date	% of Mortgage Loans
Not Available	3	$ 558,962.14	0.11%
576 - 600	3	745,550.00	0.14
601 - 625	36	6,110,931.26	1.17
626 - 650	161	29,845,007.11	5.71
651 - 675	336	65,054,939.65	12.46
676 - 700	506	101,296,371.62	19.39
701 - 725	521	102,808,281.06	19.68
726 - 750	436	89,487,920.45	17.13
751 - 775	340	70,149,890.23	13.43
776 - 800	218	43,622,116.73	8.35
801 - 825	61	12,605,596.96	2.41
Total:	2,621	$ 522,285,567.21	100.00%

Weighted Average Credit Score:	716
(where credit scores were available)

Property Types of the Mortgage Properties in Group II-C

Property Type	Number of Mortgage Loans	Aggregate Scheduled Principal Balance Outstanding as of Cut-Off Date	% of Mortgage Loans
Single Family	1,531	$ 291,677,834.97	55.85%
Planned Unit Development	524	110,342,914.90	21.13
Condominium	407	83,651,400.30	16.02
Two-Four Family	153	35,237,017.04	6.75
CO-OP	6	1,376,400.00	0.26
Total:	2,621	$ 522,285,567.21	100.00%

Occupancy Status of Mortgage Properties in Group II-C

Occupancy Status	Number of Mortgage Loans	Aggregate Scheduled Principal Balance Outstanding as of Cut-Off Date	% of Mortgage Loans
Primary Home	1,773	$ 386,535,192.28	74.01%
Investment	715	108,067,960.52	20.69
Second Home	133	27,682,414.41	5.30
Total:	2,621	$ 522,285,567.21	100.00%

Loan Purpose of the Mortgage Loans in Group II-C

Loan Purpose	Number of Mortgage Loans	Aggregate Scheduled Principal Balance Outstanding as of Cut-Off Date	% of Mortgage Loans
Purchase	1,805	$ 357,890,337.68	68.52%
Cash Out Refinance	540	109,185,554.91	20.91
Rate/Term Refinance	276	55,209,674.62	10.57
Total:	2,621	$ 522,285,567.21	100.00%

Documentation Type of the Mortgage Loans in Group II-C

Documentation Type	Number of Mortgage Loans	Aggregate Scheduled Principal Balance Outstanding as of Cut-Off Date	% of Mortgage Loans
Inc/Asset	1,040	$ 210,222,551.87	40.25%
Stated Inc/Asset	869	174,463,582.26	33.40
No Inc/ No Asset	341	63,151,837.85	12.09
No Inc/Asset	222	46,899,042.36	8.98
Stated Inc/No Asset	145	26,731,752.87	5.12
Inc/No Asset	4	816,800.00	0.16
Total:	2,621	$ 522,285,567.21	100.00%

Original Terms to Stated Maturity of the Mortgage Loans in Group II-C

Original Term (Months)	Number of Mortgage Loans	Aggregate Scheduled Principal Balance Outstanding as of Cut-Off Date	% of Mortgage Loans
354	1	$ 126,000.00	0.02%
360	2,620	522,159,567.21	99.98
Total:	2,621	$ 522,285,567.21	100.00%

Minimum Original Term to Stated Maturity (Months):	354
Maximum Original Term to Stated Maturity (Months):	360
Weighted Average Orig. Term to Stated Mat. (Months):	360

Remaining Terms to Stated Maturity of the Mortgage Loans

as of the Cut Off Date in Group II-C

Stated Remaining Term (Months)	Number of Mortgage Loans	Aggregate Scheduled Principal Balance Outstanding as of Cut-Off Date	% of Mortgage Loans
300 - 359	1,965	$ 387,600,098.57	74.21%
360 - 360	656	134,685,468.64	25.79
Total:	2,621	$ 522,285,567.21	100.00%

Minimum Remaining Term to Stated Maturity (Months):	347
Maximum Remaining Term to Stated Maturity (Months):	360
Weighted Average Remaining Term to Stated Mat. (Months):	359

Index of the Mortgage Loans in Group II-C

Index	Number of Mortgage Loans	Aggregate Scheduled Principal Balance Outstanding as of Cut-Off Date	% of Mortgage Loans
1 Year Libor (WSJ/1 Mo Lead)	1,224	$ 269,066,483.12	51.52%
6 Month Libor (Wall St)	1,017	186,375,730.28	35.68
1 Year MTA (Moving Mos Avg)	208	35,868,152.71	6.87
1 Month Libor	172	30,975,201.10	5.93
Total:	2,621	$ 522,285,567.21	100.00%

Months to Next Rate Adjustment* of the Mortgage Loans in Group II-C

Months to Next Rate Adj (Months)	Number of Mortgage Loans	Aggregate Scheduled Principal Balance Outstanding as of Cut-Off Date	% of Mortgage Loans
1 - 3	383	$ 67,159,253.81	12.86%
4 - 6	14	3,967,322.00	0.76
7 - 9	58	12,620,148.60	2.42
10 - 12	736	165,534,778.03	31.69
13 - 15	8	2,377,569.96	0.46
16 - 18	3	543,312.67	0.10
19 - 21	47	9,230,313.09	1.77
22 - 24	483	86,490,760.24	16.56
25 - 27	2	147,900.00	0.03
28 - 30	3	375,200.00	0.07
31 - 33	139	27,302,954.89	5.23
34 - 36	733	144,079,981.92	27.59
37 - 39	12	2,456,072.00	0.47
Total:	2,621	$ 522,285,567.21	100.00%

Weighted Average Next Rate Adjustment (Months):	20
*Months to next rate adjustment is calculated by using the first rate adjustment date for the loans still in a hybrid period and by using next rate adjustment for loans that are fully indexed.

Rate Adjustment Frequency of the Mortgage Loans in Group II-C

Rate Adjustment Frequency (Months)	Number of Mortgage Loans	Aggregate Scheduled Principal Balance Outstanding as of Cut-Off Date	% of Mortgage Loans
1	384	$ 67,765,483.81	12.97%
6	1,017	186,303,000.28	35.67
12	1,219	268,125,083.12	51.34
36	1	92,000.00	0.02
Total:	2,621	$ 522,285,567.21	100.00%

Maximum Lifetime Mortgage Rate of the Mortgage Loans in Group II-C

Maximum Mortgage Rate (%)	Number of Mortgage Loans	Aggregate Scheduled Principal Balance Outstanding as of Cut-Off Date	% of Mortgage Loans
<= 9.750	24	$ 5,393,711.83	1.03%
9.751 - 10.000	122	25,753,898.86	4.93
10.001 - 10.250	22	4,968,397.33	0.95
10.251 - 10.500	186	31,081,990.17	5.95
10.501 - 10.750	132	27,881,085.70	5.34
10.751 - 11.000	603	138,162,998.91	26.45
11.001 - 11.250	244	47,929,156.71	9.18
11.251 - 11.500	351	70,972,561.48	13.59
11.501 - 11.750	251	49,000,260.76	9.38
11.751 - 12.000	386	71,565,297.35	13.70
12.001 - 12.250	101	18,333,517.85	3.51
12.251 - 12.500	76	13,101,378.33	2.51
12.501 - 12.750	116	16,497,991.93	3.16
12.751 - 13.000	4	1,123,320.00	0.22
13.001 - 13.250	1	108,000.00	0.02
13.501 - 13.750	2	412,000.00	0.08
Total:	2,621	$ 522,285,567.21	100.00%

Weighted Average Maximum Mortgage Rate:	11.278%

Periodic Rate Cap of the Mortgage Loans in Group II-C

Periodic Rate Cap (%)	Number of Mortgage Loans	Aggregate Scheduled Principal Balance Outstanding as of Cut-Off Date	% of Mortgage Loans
No Cap	390	$ 68,843,315.81	13.18%
1.000	1,007	184,375,768.28	35.30
2.000	1,224	269,066,483.12	51.52
Total:	2,621	$ 522,285,567.21	100.00%

Non-Zero Weighted Average Periodic Rate Cap:	1.593%

Initial Periodic Rate Cap of the Mortgage Loans in Group II-C

Initial Periodic Rate Cap (%)	Number of Mortgage Loans	Aggregate Scheduled Principal Balance Outstanding as of Cut-Off Date	% of Mortgage Loans
No Cap	390	$ 68,843,315.81	13.18%
1.000	7	2,283,260.00	0.44
2.000	1,224	269,066,483.12	51.52
3.000	999	181,970,008.28	34.84
5.000	1	122,500.00	0.02
Total:	2,621	$ 522,285,567.21	100.00%

Non-Zero Weighted Average Initial Cap Rate:	2.397%

Gross Margin of the Mortgage Loans in Group II-C

Gross Margin (%)	Number of Mortgage Loans	Aggregate Scheduled Principal Balance Outstanding as of Cut-Off Date	% of Mortgage Loans
1.751 - 2.000	11	$ 1,772,601.40	0.34%
2.001 - 2.250	1,570	337,559,635.97	64.63
2.251 - 2.500	73	15,910,348.26	3.05
2.501 - 2.750	57	11,882,240.48	2.28
2.751 - 3.000	123	23,515,420.99	4.50
3.001 - 3.250	66	13,611,585.57	2.61
3.251 - 3.500	31	4,611,885.09	0.88
3.501 - 3.750	36	6,917,274.26	1.32
3.751 - 4.000	48	6,186,926.96	1.18
4.001 - 4.250	15	2,619,105.84	0.50
4.251 - 4.500	14	2,248,763.54	0.43
4.501 - 4.750	7	1,262,951.75	0.24
4.751 - 5.000	554	92,540,795.27	17.72
5.001 - 5.250	2	90,500.00	0.02
5.251 - 5.500	4	279,460.00	0.05
5.501 - 5.750	8	1,090,923.44	0.21
5.751 - 6.000	1	38,250.00	0.01
6.001 >=	1	146,898.39	0.03
Total:	2,621	$ 522,285,567.21	100.00%

Weighted Average Gross Margin:	2.891%

Prepayment Penalty of the Mortgage Loans in Group II-C

Prepayment Penalty	Number of Mortgage Loans	Aggregate Scheduled Principal Balance Outstanding as of Cut-Off Date	% of Mortgage Loans
No Prepayment Penalty	2,285	$ 467,320,945.91	89.48%
1 year	98	20,282,368.76	3.88
2 years	172	27,543,358.26	5.27
3 years	55	6,071,439.75	1.16
5 years	11	1,067,454.53	0.20
Total:	2,621	$ 522,285,567.21	100.00%

Product Type of the Mortgage Loans in Group II-C

Product Type	Number of Mortgage Loans	Aggregate Scheduled Principal Balance Outstanding as of Cut-Off Date	% of Mortgage Loans
1 MO ARM	9	$ 1,662,834.40	0.32%
1MO ARM IO	371	65,180,519.41	12.48
1YR ARM	87	17,402,157.41	3.33
1YR ARM IO	712	162,576,966.28	31.13
2/6 ARM	108	14,179,469.98	2.71
2/6 ARM IO	430	82,786,188.92	15.85
3/1 ARM	32	5,777,439.59	1.11
3/1 ARM IO	392	83,189,919.84	15.93
3/6 ARM	81	12,185,727.18	2.33
3/6 ARM IO	382	73,061,122.20	13.99
6MO ARM	1	178,430.00	0.03
6MO ARM IO	16	4,104,792.00	0.79
Total:	2,621	$ 522,285,567.21	100.00%

Interest Only Feature of the Mortgage Loans in Group II-C

Interest Only Feature (Months)	Number of Mortgage Loans	Aggregate Scheduled Principal Balance Outstanding as of Cut-Off Date	% of Mortgage Loans
Non-IO	318	$ 51,386,058.56	9.84%
30	1	126,000.00	0.02
36	391	83,063,919.84	15.90
60	1,371	272,980,474.19	52.27
120	540	114,729,114.62	21.97
Total:	2,621	$ 522,285,567.21	100.00%

Principal Balances of the Mortgage Loans at Origination in Group II-NC

Original Principal Balance	Number of Mortgage Loans	Aggregate Scheduled Principal Balance Outstanding as of Cut-Off Date	% of Mortgage Loans
350,001. - 400,000.	172	$ 64,718,576.68	10.34%
400,001. - 450,000.	197	81,537,433.39	13.03
450,001. - 500,000.	185	87,848,186.42	14.04
500,001. - 550,000.	96	50,410,442.07	8.06
550,001. - 600,000.	96	54,423,497.67	8.70
600,001. - 650,000.	73	45,990,370.99	7.35
650,001. - 700,000.	30	20,370,069.39	3.26
700,001. - 800,000.	53	39,534,864.28	6.32
800,001. - 900,000.	32	27,486,944.00	4.39
900,001. - 1,000,000.	55	52,590,136.33	8.41
1,000,001. - 1,100,000.	6	6,436,000.00	1.03
1,100,001. - 1,200,000.	10	10,373,320.11	1.66
1,200,001. - 1,300,000.	14	17,704,524.99	2.83
1,300,001. - 1,400,000.	10	12,166,795.84	1.94
1,400,001. - 1,500,000.	12	17,750,100.00	2.84
1,500,001. >=	19	36,328,001.73	5.81
Total:	1,060	$ 625,669,263.89	100.00%

Minimum Original Principal Balance:	$360,000
Maximum Original Principal Balance:	$2,500,000
Average Original Principal Balance:	$597,539

Scheduled Principal Balances of the Mortgage Loans as of the

Cut-Off Date in Group II-NC

Scheduled Principal Balance	Number of Mortgage Loans	Aggregate Scheduled Principal Balance Outstanding as of Cut-Off Date	% of Mortgage Loans
0.	11	$ 0.00	0.00%
1. - 100,000.	1	3,527.42	0.00
350,001. - 400,000.	170	64,718,576.68	10.34
400,001. - 450,000.	193	81,979,905.96	13.10
450,001. - 500,000.	184	87,848,186.42	14.04
500,001. - 550,000.	96	50,467,509.25	8.07
550,001. - 600,000.	94	53,920,430.50	8.62
600,001. - 650,000.	73	45,990,370.99	7.35
650,001. - 700,000.	30	20,370,069.39	3.26
700,001. - 800,000.	53	39,534,864.28	6.32
800,001. - 900,000.	32	27,486,944.00	4.39
900,001. - 1,000,000.	54	52,590,136.33	8.41
1,000,001. - 1,100,000.	6	6,436,000.00	1.03
1,100,001. - 1,200,000.	9	10,373,320.11	1.66
1,200,001. - 1,300,000.	14	17,704,524.99	2.83
1,300,001. - 1,400,000.	9	12,166,795.84	1.94
1,400,001. - 1,500,000.	12	17,750,100.00	2.84
1,500,001. >=	19	36,328,001.73	5.81
Total:	1,060	$ 625,669,263.89	100.00%

Minimum Scheduled Principal Balance:	$0
Maximum Scheduled Principal Balance:	$2,500,000
Average Scheduled Principal Balance:	$590,254

Mortgage Rates of the Mortgage Loans as of the Cut-Off Date in Group II-NC

Mortgage Interest Rates (%)	Number of Mortgage Loans	Aggregate Scheduled Principal Balance Outstanding as of Cut-Off Date	% of Mortgage Loans
0.751 - 1.000	27	$ 19,809,600.00	3.17%
1.001 - 1.250	4	4,689,610.00	0.75
1.251 - 1.500	3	2,420,600.00	0.39
1.501 - 1.750	1	550,000.00	0.09
1.751 - 2.000	5	4,658,070.00	0.74
3.251 - 3.500	4	1,866,650.00	0.30
3.501 - 3.750	8	4,244,900.00	0.68
3.751 - 4.000	129	72,181,194.75	11.54
4.001 - 4.250	128	79,442,658.52	12.70
4.251 - 4.500	50	32,151,049.28	5.14
4.501 - 4.750	48	26,429,627.60	4.22
4.751 - 5.000	63	33,954,264.37	5.43
5.001 - 5.250	73	39,035,062.43	6.24
5.251 - 5.500	127	68,202,422.60	10.90
5.501 - 5.750	87	48,281,394.71	7.72
5.751 - 6.000	122	69,199,343.99	11.06
6.001 - 6.250	87	62,498,990.26	9.99
6.251 - 6.500	33	18,630,051.32	2.98
6.501 - 6.750	19	11,179,400.00	1.79
6.751 - 7.000	17	12,717,199.73	2.03
7.001 - 7.250	3	1,810,600.00	0.29
7.251 - 7.500	13	7,397,038.00	1.18
7.501 - 7.750	7	3,439,796.00	0.55
8.251 - 8.500	1	504,000.00	0.08
9.251 - 9.500	1	375,740.33	0.06
Total:	1,060	$ 625,669,263.89	100.00%

Minimum Interest Rate:	1.000%
Maximum Interest Rate:	9.500%
Weighted Average Interest Rate:	5.024%

Original Loan-to-Value Ratios* in Group II-NC

Original Loan-to-Value Ratios (%)	Number of Mortgage Loans	Aggregate Scheduled Principal Balance Outstanding as of Cut-Off Date	% of Mortgage Loans
<= 30.000	5	$ 2,854,423.67	0.46%
30.001 - 40.000	7	7,443,900.00	1.19
40.001 - 50.000	16	9,866,563.85	1.58
50.001 - 55.000	12	9,925,810.00	1.59
55.001 - 60.000	36	28,006,356.25	4.48
60.001 - 65.000	64	52,696,885.89	8.42
65.001 - 70.000	277	169,622,100.26	27.11
70.001 - 75.000	166	104,906,280.18	16.77
75.001 - 80.000	461	233,589,156.16	37.33
80.001 - 85.000	3	1,365,570.00	0.22
85.001 - 90.000	8	3,832,317.63	0.61
90.001 - 95.000	4	1,196,900.00	0.19
95.001 - 100.000	1	363,000.00	0.06
Total:	1,060	$ 625,669,263.89	100.00%

Weighted Average Original Loan to Value:	72.09%
*Original loan to value ratios are calculated by taking the Original Principal Balance and dividing the lesser of the original appraised value and sales price of the property.

Geographic Distribution* of the Mortgage Properties in Group II-NC

State	Number of Mortgage Loans	Aggregate Scheduled Principal Balance Outstanding as of Cut-Off Date	% of Mortgage Loans
Alabama	1	$ 640,000.00	0.10%
Arizona	38	20,752,325.63	3.32
California	548	312,490,953.22	49.95
Colorado	18	11,013,310.83	1.76
Connecticut	7	7,007,400.00	1.12
Delaware	2	805,600.00	0.13
District Of Columbia	6	3,338,249.17	0.53
Florida	49	36,459,963.92	5.83
Georgia	7	3,853,500.00	0.62
Hawaii	2	1,355,200.00	0.22
Idaho	2	886,250.00	0.14
Illinois	113	69,671,618.18	11.14
Indiana	3	1,568,000.00	0.25
Kansas	1	548,950.00	0.09
Kentucky	2	933,000.00	0.15
Maine	1	820,000.00	0.13
Maryland	29	13,600,267.90	2.17
Massachusetts	11	7,954,739.54	1.27
Michigan	13	8,624,802.84	1.38
Minnesota	1	429,518.17	0.07
Missouri	7	4,183,400.00	0.67
Nevada	16	8,588,939.00	1.37
New Hampshire	2	977,997.30	0.16
New Jersey	16	7,717,590.79	1.23
New Mexico	2	1,146,100.00	0.18
New York	30	21,743,399.81	3.48
North Carolina	16	8,631,356.96	1.38
Ohio	3	1,878,933.33	0.30
Oregon	4	2,092,200.00	0.33
Pennsylvania	5	4,197,364.00	0.67
Rhode Island	2	1,253,592.96	0.20
South Carolina	9	4,912,812.00	0.79
Tennessee	1	375,000.00	0.06
Texas	6	7,432,811.03	1.19
Utah	4	2,314,100.00	0.37
Virginia	69	37,478,601.45	5.99
Washington	13	7,535,447.59	1.20
Wisconsin	1	455,968.27	0.07
Total:	1,060	$ 625,669,263.89	100.00%

*No more than approximately 1.28% of Loan Group II-NC by cut off date principal balance will be secured by properties located in any one zip code area.

Credit Scores as of the Date of Origination of the Mortgage Loans in Group II-NC

Range of Credit Scores	Number of Mortgage Loans	Aggregate Scheduled Principal Balance Outstanding as of Cut-Off Date	% of Mortgage Loans
551 - 575	1	$ 375,740.33	0.06%
601 - 625	4	1,945,900.00	0.31
626 - 650	28	17,462,485.69	2.79
651 - 675	113	63,916,228.71	10.22
676 - 700	211	129,732,358.03	20.73
701 - 725	232	134,489,953.62	21.50
726 - 750	192	117,263,865.63	18.74
751 - 775	170	99,061,023.37	15.83
776 - 800	81	47,347,729.17	7.57
801 - 825	28	14,073,979.34	2.25
Total:	1,060	$ 625,669,263.89	100.00%

Weighted Average Credit Score:	721
(where credit scores were available)

Property Types of the Mortgage Properties in Group II-NC

Property Type	Number of Mortgage Loans	Aggregate Scheduled Principal Balance Outstanding as of Cut-Off Date	% of Mortgage Loans
Single Family	678	$ 401,897,875.62	64.23%
Planned Unit Development	267	153,815,083.97	24.58
Condominium	69	38,794,230.63	6.20
Two-Four Family	46	31,162,073.67	4.98
Total:	1,060	$ 625,669,263.89	100.00%

Occupancy Status of Mortgage Properties in Group II-NC

Occupancy Status	Number of Mortgage Loans	Aggregate Scheduled Principal Balance Outstanding as of Cut-Off Date	% of Mortgage Loans
Primary Home	943	$ 555,371,590.93	88.76%
Investment	80	43,989,564.23	7.03
Second Home	37	26,308,108.73	4.20
Total:	1,060	$ 625,669,263.89	100.00%

Loan Purpose of the Mortgage Loans in Group II-NC

Loan Purpose	Number of Mortgage Loans	Aggregate Scheduled Principal Balance Outstanding as of Cut-Off Date	% of Mortgage Loans
Purchase	622	$ 344,018,238.64	54.98%
Cash Out Refinance	266	176,905,740.02	28.27
Rate/Term Refinance	172	104,745,285.23	16.74
Total:	1,060	$ 625,669,263.89	100.00%

Documentation Type of the Mortgage Loans in Group II-NC

Documentation Type	Number of Mortgage Loans	Aggregate Scheduled Principal Balance Outstanding as of Cut-Off Date	% of Mortgage Loans
Stated Inc/Asset	455	$ 271,901,864.30	43.46%
Inc/Asset	372	216,040,887.47	34.53
No Inc/ No Asset	103	65,951,605.79	10.54
No Inc/Asset	95	50,759,570.27	8.11
Stated Inc/No Asset	32	18,922,636.06	3.02
Inc/No Asset	3	2,092,700.00	0.33
Total:	1,060	$ 625,669,263.89	100.00%

Original Terms to Stated Maturity of the Mortgage Loans in Group II-NC

Original Term (Months)	Number of Mortgage Loans	Aggregate Scheduled Principal Balance Outstanding as of Cut-Off Date	% of Mortgage Loans
360	1,060	$ 625,669,263.89	100.00%
Total:	1,060	$ 625,669,263.89	100.00%

Minimum Original Term to Stated Maturity (Months):	360
Maximum Original Term to Stated Maturity (Months):	360
Weighted Average Orig. Term to Stated Mat. (Months):	360

Remaining Terms to Stated Maturity of the Mortgage Loans

as of the Cut Off Date in Group II-NC

Stated Remaining Term (Months)	Number of Mortgage Loans	Aggregate Scheduled Principal Balance Outstanding as of Cut-Off Date	% of Mortgage Loans
300 - 359	784	$ 457,247,654.00	73.08%
360 - 360	276	168,421,609.89	26.92
Total:	1,060	$ 625,669,263.89	100.00%

Minimum Remaining Term to Stated Maturity (Months):	356
Maximum Remaining Term to Stated Maturity (Months):	360
Weighted Average Rem. Term to Stated Mat. (Months):	359

Index of the Mortgage Loans in Group II-NC

Index	Number of Mortgage Loans	Aggregate Scheduled Principal Balance Outstanding as of Cut-Off Date	% of Mortgage Loans
1 Year Libor (WSJ/1 Mo Lead)	740	$ 433,657,222.67	69.31%
6 Month Libor (Wall St)	187	101,080,997.84	16.16
1 Year MTA (Moving Mos Avg)	71	52,771,064.92	8.43
1 Month Libor	62	38,159,978.46	6.10
Total:	1,060	$ 625,669,263.89	100.00%

Months to Next Rate Adjustment* of the Mortgage Loans in Group II-NC

Months to Next Rate Adj (Months)	Number of Mortgage Loans	Aggregate Scheduled Principal Balance Outstanding as of Cut-Off Date	% of Mortgage Loans
1 - 3	134	$ 91,489,983.38	14.62%
4 - 6	2	828,100.00	0.13
7 - 9	39	22,300,090.73	3.56
10 - 12	550	336,256,173.54	53.74
19 - 21	19	9,109,785.00	1.46
22 - 24	119	65,211,471.75	10.42
31 - 33	19	10,394,270.03	1.66
34 - 36	178	90,079,389.46	14.40
Total:	1,060	$ 625,669,263.89	100.00%

Weighted Average Next Rate Adjustment (Months):	15
*Months to next rate adjustment is calculated by using the first rate adjustment date for the loans still in a hybrid period and by using next rate adjustment for loans that are fully indexed.

Rate Adjustment Frequency of the Mortgage Loans in Group II-NC

Rate Adjustment Frequency (Months)	Number of Mortgage Loans	Aggregate Scheduled Principal Balance Outstanding as of Cut-Off Date	% of Mortgage Loans
1	135	$ 91,980,843.38	14.70%
6	189	102,320,997.84	16.35
12	736	431,367,422.67	68.94
Total:	1,060	$ 625,669,263.89	100.00%

Maximum Lifetime Mortgage Rate of the Mortgage Loans in Group II-NC

Maximum Mortgage Rate (%)	Number of Mortgage Loans	Aggregate Scheduled Principal Balance Outstanding as of Cut-Off Date	% of Mortgage Loans
9.751 - 10.000	65	$ 48,877,315.75	7.81%
10.001 - 10.250	1	421,750.00	0.07
10.251 - 10.500	22	12,602,124.77	2.01
10.501 - 10.750	29	13,830,392.69	2.21
10.751 - 11.000	403	234,166,540.27	37.43
11.001 - 11.250	86	40,645,185.27	6.50
11.251 - 11.500	128	67,097,263.63	10.72
11.501 - 11.750	84	47,930,501.02	7.66
11.751 - 12.000	159	98,129,525.61	15.68
12.001 - 12.250	59	49,123,590.55	7.85
12.251 - 12.500	14	8,093,538.00	1.29
12.501 - 12.750	7	3,439,796.00	0.55
12.751 - 13.000	1	432,000.00	0.07
13.251 - 13.500	1	504,000.00	0.08
14.001 >=	1	375,740.33	0.06
Total:	1,060	$ 625,669,263.89	100.00%

Weighted Average Maximum Mortgage Rate:	11.285%

Periodic Rate Cap of the Mortgage Loans in Group II-NC

Periodic Rate Cap (%)	Number of Mortgage Loans	Aggregate Scheduled Principal Balance Outstanding as of Cut-Off Date	% of Mortgage Loans
No Cap	134	$ 91,489,983.38	14.62%
1.000	186	100,522,057.84	16.07
2.000	740	433,657,222.67	69.31
Total:	1,060	$ 625,669,263.89	100.00%

Non-Zero Weighted Average Periodic Rate Cap:	1.812%

Initial Periodic Rate Cap of the Mortgage Loans in Group II-NC

Initial Periodic Rate Cap (%)	Number of Mortgage Loans	Aggregate Scheduled Principal Balance Outstanding as of Cut-Off Date	% of Mortgage Loans
No Cap	134	$ 91,489,983.38	14.62%
1.000	2	828,100.00	0.13
2.000	740	433,657,222.67	69.31
3.000	184	99,693,957.84	15.93
Total:	1,060	$ 625,669,263.89	100.00%

Non-Zero Weighted Average Initial Periodic Rate Cap:	2.185%

Gross Margin of the Mortgage Loans in Group II-NC

Gross Margin (%)	Number of Mortgage Loans	Aggregate Scheduled Principal Balance Outstanding as of Cut-Off Date	% of Mortgage Loans
1.501 - 1.750	2	$ 1,141,600.00	0.18%
1.751 - 2.000	1	481,000.00	0.08
2.001 - 2.250	865	501,702,700.02	80.19
2.251 - 2.500	22	17,075,889.83	2.73
2.501 - 2.750	24	18,266,872.84	2.92
2.751 - 3.000	34	21,756,109.21	3.48
3.001 - 3.250	15	10,141,748.42	1.62
3.251 - 3.500	16	9,516,640.00	1.52
3.501 - 3.750	12	6,970,083.27	1.11
3.751 - 4.000	10	7,813,170.27	1.25
4.001 - 4.250	2	878,480.00	0.14
4.251 - 4.500	6	4,292,700.00	0.69
4.501 - 4.750	1	464,000.00	0.07
4.751 - 5.000	49	24,664,270.03	3.94
5.001 - 5.250	1	504,000.00	0.08
Total:	1,060	$ 625,669,263.89	100.00%

Weighted Average Gross Margin:	2.485%

Prepayment Penalty of the Mortgage Loans in Group II-NC

Prepayment Penalty	Number of Mortgage Loans	Aggregate Scheduled Principal Balance Outstanding as of Cut-Off Date	% of Mortgage Loans
No Prepayment Penalty	1,005	$ 593,141,623.44	94.80%
1 year	32	21,610,086.12	3.45
2 years	12	5,289,350.00	0.85
3 years	10	5,268,204.33	0.84
5 years	1	360,000.00	0.06
Total:	1,060	$ 625,669,263.89	100.00%

Product Type of the Mortgage Loans in Group II-NC

Product Type	Number of Mortgage Loans	Aggregate Scheduled Principal Balance Outstanding as of Cut-Off Date	% of Mortgage Loans
1 MO ARM	5	$ 2,304,521.68	0.37%
1MO ARM IO	128	88,626,521.70	14.17
1YR ARM	38	23,236,697.29	3.71
1YR ARM IO	551	335,319,566.98	53.59
2/6 ARM	9	3,753,825.92	0.60
2/6 ARM IO	129	70,567,430.83	11.28
3/1 ARM	6	3,093,287.33	0.49
3/1 ARM IO	145	72,007,671.07	11.51
3/6 ARM	6	2,680,859.10	0.43
3/6 ARM IO	40	22,691,841.99	3.63
6MO ARM	1	432,600.00	0.07
6MO ARM IO	2	954,440.00	0.15
Total:	1,060	$ 625,669,263.89	100.00%

Interest Only Feature of the Mortgage Loans in Group II-NC

Interest Only Feature (Months)	Number of Mortgage Loans	Aggregate Scheduled Principal Balance Outstanding as of Cut-Off Date	% of Mortgage Loans
Non-IO	65	$ 35,501,791.32	5.67%
36	145	72,007,671.07	11.51
60	462	276,909,449.81	44.26
120	388	241,250,351.69	38.56
Total:	1,060	$ 625,669,263.89	100.00%

Principal Balances of the Mortgage Loans at Origination in Group III

Original Principal Balance	Number of Mortgage Loans	Aggregate Scheduled Principal Balance Outstanding as of Cut-Off Date	% of Mortgage Loans
1. - 100,000.	1,001	$ 76,867,656.86	5.19%
100,001. - 200,000.	3,559	528,378,688.48	35.69
200,001. - 300,000.	2,259	553,328,925.76	37.37
300,001. - 350,000.	729	235,938,816.86	15.93
350,001. - 400,000.	202	72,164,222.78	4.87
400,001. - 450,000.	16	6,767,400.00	0.46
450,001. - 500,000.	6	2,780,114.70	0.19
500,001. - 550,000.	5	2,612,450.00	0.18
550,001. - 600,000.	1	555,000.00	0.04
600,001. - 650,000.	2	1,252,200.00	0.08
Total:	7,780	$1,480,645,475.44	100.00%

Minimum Scheduled Principal Balance:	$20,000
Maximum Scheduled Principal Balance:	$650,000
Average Scheduled Principal Balance:	$191,369

Scheduled Principal Balances of the Mortgage Loans as of the

Cut-Off Date in Group III

Scheduled Principal Balance	Number of Mortgage Loans	Aggregate Scheduled Principal Balance Outstanding as of Cut-Off Date	% of Mortgage Loans
0.	34	$ 0.00	0.00%
1. - 100,000.	1,006	77,453,975.75	5.23
100,001. - 200,000.	3,540	528,342,463.34	35.68
200,001. - 300,000.	2,245	553,105,361.63	37.36
300,001. - 350,000.	724	235,612,287.24	15.91
350,001. - 400,000.	201	72,164,222.78	4.87
400,001. - 450,000.	16	6,767,400.00	0.46
450,001. - 500,000.	6	2,780,114.70	0.19
500,001. - 550,000.	5	2,612,450.00	0.18
550,001. - 600,000.	1	555,000.00	0.04
600,001. - 650,000.	2	1,252,200.00	0.08
Total:	7,780	$1,480,645,475.44	100.00%

Minimum Scheduled Principal Balance:	$0
Maximum Scheduled Principal Balance:	$650,000
Average Scheduled Principal Balance:	$190,314

Mortgage Rates of the Mortgage Loans as of the Cut-Off Date in Group III

Mortgage Interest Rates (%)	Number of Mortgage Loans	Aggregate Scheduled Principal Balance Outstanding as of Cut-Off Date	% of Mortgage Loans
4.001 - 4.250	6	$ 1,746,750.00	0.12%
4.251 - 4.500	9	1,610,884.90	0.11
4.501 - 4.750	24	5,898,235.73	0.40
4.751 - 5.000	152	32,890,922.69	2.22
5.001 - 5.250	415	88,018,333.98	5.94
5.251 - 5.500	922	195,456,830.93	13.20
5.501 - 5.750	1,247	257,309,289.79	17.38
5.751 - 6.000	1,537	297,129,735.89	20.07
6.001 - 6.250	854	154,998,435.23	10.47
6.251 - 6.500	663	120,400,380.53	8.13
6.501 - 6.750	499	89,489,760.48	6.04
6.751 - 7.000	532	89,602,325.38	6.05
7.001 - 7.250	323	54,549,602.14	3.68
7.251 - 7.500	339	53,528,503.05	3.62
7.501 - 7.750	183	27,187,821.63	1.84
7.751 - 8.000	75	10,827,663.09	0.73
Total:	7,780	$1,480,645,475.44	100.00%

Minimum Interest Rate:	4.125%
Maximum Interest Rate:	7.875%
Weighted Average Interest Rate:	6.074%

Original Loan-to-Value Ratios* in Group III

Original Loan-to-Value Ratios (%)	Number of Mortgage Loans	Aggregate Scheduled Principal Balance Outstanding as of Cut-Off Date	% of Mortgage Loans
<= 30.000	32	$ 4,318,498.64	0.29%
30.001 - 40.000	45	7,592,899.03	0.51
40.001 - 50.000	85	15,732,651.74	1.06
50.001 - 55.000	65	13,186,738.05	0.89
55.001 - 60.000	109	21,056,560.98	1.42
60.001 - 65.000	189	39,693,419.10	2.68
65.001 - 70.000	2,143	387,149,421.50	26.15
70.001 - 75.000	489	99,702,422.94	6.73
75.001 - 80.000	4,234	823,204,605.00	55.60
80.001 - 85.000	29	5,043,489.57	0.34
85.001 - 90.000	195	36,149,624.75	2.44
90.001 - 95.000	165	27,815,144.14	1.88
Total:	7,780	$1,480,645,475.44	100.00%

Original Weighted Average Loan to Value:	75.58%
*Original loan to value ratios are calculated by taking the Original Principal Balance and dividing the lesser of the original appraised value and sales price of the property.

Geographic Distribution* of the Mortgage Properties in Group III

State	Number of Mortgage Loans	Aggregate Scheduled Principal Balance Outstanding as of Cut-Off Date	% of Mortgage Loans
Alabama	3	$ 719,253.13	0.05%
Alaska	1	268,000.00	0.02
Arizona	820	148,272,049.76	10.01
Arkansas	9	1,127,760.00	0.08
California	902	234,604,884.77	15.84
Colorado	367	65,160,577.44	4.40
Connecticut	45	9,040,680.72	0.61
Delaware	26	4,976,691.00	0.34
District Of Columbia	47	12,479,949.00	0.84
Florida	800	136,349,811.40	9.21
Georgia	195	30,052,602.53	2.03
Hawaii	8	2,966,104.58	0.20
Idaho	68	8,948,423.80	0.60
Illinois	800	153,463,135.67	10.36
Indiana	33	4,053,449.31	0.27
Iowa	26	3,637,277.09	0.25
Kansas	46	5,804,744.27	0.39
Kentucky	39	5,661,885.74	0.38
Louisiana	17	3,032,864.26	0.20
Maine	7	1,409,420.00	0.10
Maryland	393	83,124,114.16	5.61
Massachusetts	137	35,002,137.05	2.36

Michigan	278	35,454,401.13	2.39
Minnesota	33	5,147,800.88	0.35
Mississippi	4	587,145.00	0.04
Missouri	93	11,828,582.50	0.80
Montana	16	2,981,691.00	0.20
Nebraska	3	228,724.87	0.02
Nevada	318	69,265,840.77	4.68
New Hampshire	42	8,440,143.38	0.57
New Jersey	135	31,172,298.89	2.11
New Mexico	11	1,791,597.00	0.12
New York	95	25,181,295.13	1.70
North Carolina	314	44,534,031.73	3.01
Ohio	171	21,359,240.46	1.44
Oklahoma	7	1,146,124.89	0.08
Oregon	211	36,239,204.11	2.45
Pennsylvania	94	15,428,790.09	1.04
Rhode Island	23	4,802,189.26	0.32
South Carolina	171	27,148,154.91	1.83
South Dakota	18	1,882,359.79	0.13
Tennessee	51	6,562,530.73	0.44
Texas	117	17,171,929.67	1.16
Utah	152	22,781,350.08	1.54
Vermont	6	1,253,000.82	0.08
Virginia	391	92,322,311.47	6.24
Washington	203	39,826,665.10	2.69
West Virginia	8	1,546,700.00	0.10
Wisconsin	18	3,100,073.37	0.21
Wyoming	8	1,305,482.73	0.09
Total:	7,780	$1,480,645,475.44	100.00%

*No more than approximately 0.52% of Loan Group III by cut off date principal balance will be secured by properties located in any one zip code area.

Credit Scores as of the Date of Origination of the Mortgage Loans in Group III

Range of Credit Scores	Number of Mortgage Loans	Aggregate Scheduled Principal Balance Outstanding as of Cut-Off Date	% of Mortgage Loans
Not Available	3	$ 673,354.04	0.05%
551 - 575	2	401,004.56	0.03
601 - 625	84	15,654,637.64	1.06
626 - 650	390	72,730,112.19	4.91
651 - 675	1,016	189,272,407.43	12.78
676 - 700	1,624	302,897,650.07	20.46
701 - 725	1,544	296,657,009.16	20.04
726 - 750	1,238	240,389,249.31	16.24
751 - 775	1,114	212,296,623.12	14.34
776 - 800	614	121,103,455.81	8.18
801 - 825	151	28,569,972.11	1.93
Total:	7,780	$1,480,645,475.44	100.00%

Weighted Average Credit Score:	716
(where credit scores were available)

Property Types of the Mortgage Properties in Group III

Property Type	Number of Mortgage Loans	Aggregate Scheduled Principal Balance Outstanding as of Cut-Off Date	% of Mortgage Loans
Single Family	3,976	$ 728,008,314.19	49.17%
Planned Unit Development	2,046	412,863,685.94	27.88
Condominium	1,259	230,324,829.21	15.56
Two-Four Family	491	107,873,962.29	7.29
CO-OP	8	1,574,683.81	0.11
Total:	7,780	$1,480,645,475.44	100.00%

Occupancy Status of Mortgage Properties in Group III

Occupancy Status	Number of Mortgage Loans	Aggregate Scheduled Principal Balance Outstanding as of Cut-Off Date	% of Mortgage Loans
Primary Home	5,300	$1,090,536,647.47	73.65%
Investment	2,125	323,914,034.53	21.88
Second Home	355	66,194,793.44	4.47
Total:	7,780	$1,480,645,475.44	100.00%

Loan Purpose of the Mortgage Loans in Group III

Loan Purpose	Number of Mortgage Loans	Aggregate Scheduled Principal Balance Outstanding as of Cut-Off Date	% of Mortgage Loans
Purchase	5,551	$1,049,433,696.83	70.88%
Cash Out Refinance	1,565	306,977,248.32	20.73
Rate/Term Refinance	664	124,234,530.29	8.39
Total:	7,780	$1,480,645,475.44	100.00%

Documentation Type of the Mortgage Loans in Group III

Documentation Type	Number of Mortgage Loans	Aggregate Scheduled Principal Balance Outstanding as of Cut-Off Date	% of Mortgage Loans
Inc/Asset	3,056	$ 589,469,967.56	39.81%
Stated Inc/Asset	2,216	439,017,570.47	29.65
No Inc/ No Asset	1,391	244,199,569.87	16.49
No Inc/Asset	707	133,700,093.19	9.03
Stated Inc/No Asset	378	69,752,517.26	4.71
Inc/No Asset	32	4,505,757.09	0.30
Total:	7,780	$1,480,645,475.44	100.00%

Original Terms to Stated Maturity of the Mortgage Loans in Group III

Original Term (Months)	Number of Mortgage Loans	Aggregate Scheduled Principal Balance Outstanding as of Cut-Off Date	% of Mortgage Loans
360	7,780	$1,480,645,475.44	100.00%
Total:	7,780	$1,480,645,475.44	100.00%

Minimum Original Term to Stated Maturity (Months):	360
Maximum Original Term to Stated Maturity (Months):	360
Weighted Average Orig. Term to Stated Mat. (Months):	360

Remaining Terms to Stated Maturity of the Mortgage Loans

as of the Cut Off Date in Group III

Stated Remaining Term (Months)	Number of Mortgage Loans	Aggregate Scheduled Principal Balance Outstanding as of Cut-Off Date	% of Mortgage Loans
300 - 359	5,789	$1,088,427,947.48	73.51%
360 - 360	1,991	392,217,527.96	26.49
Total:	7,780	$1,480,645,475.44	100.00%

Minimum Remaining Term to Stated Maturity (Months):	353
Maximum Remaining Term to Stated Maturity (Months):	360
Weighted Average Rem. Term to Stated Mat. (Months):	359

Index of the Mortgage Loans in Group III

Index	Number of Mortgage Loans	Aggregate Scheduled Principal Balance Outstanding as of Cut-Off Date	% of Mortgage Loans
6 Month Libor (Wall St)	5,462	$ 992,991,428.44	67.06%
1 Year Libor (WSJ/1 Mo Lead)	2,318	487,654,047.00	32.94
Total:	7,780	$1,480,645,475.44	100.00%

Months to Next Rate Adjustment* of the Mortgage Loans in Group III

Months to Next Rate Adj	Number of Mortgage Loans	Aggregate Scheduled Principal Balance Outstanding as of Cut-Off Date	% of Mortgage Loans
52 - 54	12	$ 1,827,414.33	0.12%
55 - 57	646	117,556,845.33	7.94
58 - 60	7,122	1,361,261,215.78	91.94
Total:	7,780	$1,480,645,475.44	100.00%

Weighted Average Next Rate Adjustment (Months):	59
*Months to next rate adjustment is calculated by using the first rate adjustment date for the loans still in a hybrid period and by using next rate adjustment for loans that are fully indexed.

Rate Adjustment Frequency of the Mortgage Loans in Group III

Rate Adjustment Frequency (Months)	Number of Mortgage Loans	Aggregate Scheduled Principal Balance Outstanding as of Cut-Off Date	% of Mortgage Loans
1	6	$ 1,185,300.00	0.08%
6	5,453	991,105,751.44	66.94
12	2,321	488,354,424.00	32.98
Total:	7,780	$1,480,645,475.44	100.00%

Maximum Lifetime Mortgage Rate of the Mortgage Loans in Group III

Maximum Mortgage Rate (%)	Number of Mortgage Loans	Aggregate Scheduled Principal Balance Outstanding as of Cut-Off Date	% of Mortgage Loans
<= 9.750	39	$ 9,255,870.63	0.63%
9.751 - 10.000	152	32,890,922.69	2.22
10.001 - 10.250	415	88,018,333.98	5.94
10.251 - 10.500	920	195,119,145.93	13.18
10.501 - 10.750	1,247	257,304,317.79	17.38
10.751 - 11.000	1,534	296,475,835.89	20.02
11.001 - 11.250	849	154,170,005.23	10.41
11.251 - 11.500	662	120,304,905.53	8.13
11.501 - 11.750	500	89,718,732.48	6.06
11.751 - 12.000	534	90,032,225.38	6.08
12.001 - 12.250	328	55,378,032.14	3.74
12.251 - 12.500	342	53,961,663.05	3.64
12.501 - 12.750	183	27,187,821.63	1.84
12.751 - 13.000	75	10,827,663.09	0.73
Total:	7,780	$1,480,645,475.44	100.00%

Weighted Average Maximum Mortgage Rate:	11.075%

Periodic Rate Cap of the Mortgage Loans in Group III

Periodic Rate Cap (%)	Number of Mortgage Loans	Aggregate Scheduled Principal Balance Outstanding as of Cut-Off Date	% of Mortgage Loans
1.000	5,462	$ 992,991,428.44	67.06%
2.000	2,318	487,654,047.00	32.94
Total:	7,780	$1,480,645,475.44	100.00%

Weighted Average Periodic Rate Cap:	1.329%

Initial Periodic Rate Cap of the Mortgage Loans in Group III

Initial Periodic Rate Cap (%)	Number of Mortgage Loans	Aggregate Scheduled Principal Balance Outstanding as of Cut-Off Date	% of Mortgage Loans
3.000	12	$ 2,087,247.00	0.14%
5.000	7,768	1,478,558,228.44	99.86
Total:	7,780	$1,480,645,475.44	100.00%

Weighted Average Initial Periodic Rate Cap:	4.997%

Gross Margin of the Mortgage Loans in Group III

Gross Margin (%)	Number of Mortgage Loans	Aggregate Scheduled Principal Balance Outstanding as of Cut-Off Date	% of Mortgage Loans
2.001 - 2.250	4,888	$ 964,064,902.96	65.11%
2.251 - 2.500	448	98,844,558.23	6.68
2.501 - 2.750	26	4,894,687.73	0.33
2.751 - 3.000	6	1,095,998.42	0.07
3.001 - 3.250	11	1,686,306.63	0.11
3.251 - 3.500	7	1,120,775.00	0.08
3.501 - 3.750	3	594,660.00	0.04
4.751 - 5.000	2,388	408,042,757.42	27.56
5.001 - 5.250	1	200,000.00	0.01
5.751 - 6.000	1	30,429.05	0.00
6.001 >=	1	70,400.00	0.00
Total:	7,780	$1,480,645,475.44	100.00%

Weighted Average Gross Margin:	3.030%

Prepayment Penalty of the Mortgage Loans in Group III

Prepayment Penalty	Number of Mortgage Loans	Aggregate Scheduled Principal Balance Outstanding as of Cut-Off Date	% of Mortgage Loans
No Prepayment Penalty	7,146	$1,376,771,457.51	92.98%
1 year	12	2,083,023.71	0.14
2 years	536	87,690,167.52	5.92
3 years	36	6,061,421.36	0.41
5 years	50	8,039,405.34	0.54
Total:	7,780	$1,480,645,475.44	100.00%

Product Type of the Mortgage Loans in Group III

Product Type	Number of Mortgage Loans	Aggregate Scheduled Principal Balance Outstanding as of Cut-Off Date	% of Mortgage Loans
5/1	202	$ 37,368,826.51	2.52%
5/1 IO	2,116	450,285,220.49	30.41
5/6	721	112,497,912.72	7.60
5/6 IO	4,741	880,493,515.72	59.47
Total:	7,780	$1,480,645,475.44	100.00%

Interest Only Feature of the Mortgage Loans in Group III

Interest Only Feature (Months)	Number of Mortgage Loans	Aggregate Scheduled Principal Balance Outstanding as of Cut-Off Date	% of Mortgage Loans
Non-IO	923	$ 149,866,739.23	10.12%
54	1	106,400.00	0.01
60	6,856	1,330,672,336.21	89.87
Total:	7,780	$1,480,645,475.44	100.00%

Principal Balances of the Mortgage Loans at Origination in Group IV

Original Principal Balance	Number of Mortgage Loans	Aggregate Scheduled Principal Balance Outstanding as of Cut-Off Date	% of Mortgage Loans
350,001. - 400,000.	216	$ 81,989,847.96	12.29%
400,001. - 450,000.	226	94,909,876.93	14.23
450,001. - 500,000.	225	106,726,473.03	16.00
500,001. - 550,000.	142	74,587,015.85	11.18
550,001. - 600,000.	113	63,838,589.19	9.57
600,001. - 650,000.	90	56,119,729.57	8.41
650,001. - 700,000.	48	32,648,918.33	4.89
700,001. - 800,000.	57	42,839,319.49	6.42
800,001. - 900,000.	27	23,191,000.00	3.48
900,001. - 1,000,000.	47	45,895,870.53	6.88
1,000,001. - 1,100,000.	6	6,445,150.00	0.97
1,100,001. - 1,200,000.	3	3,437,035.77	0.52
1,200,001. - 1,300,000.	4	5,099,703.20	0.76
1,300,001. - 1,400,000.	5	6,828,200.00	1.02
1,400,001. - 1,500,000.	5	7,309,587.23	1.10
1,500,001. >=	8	15,162,364.87	2.27
Total:	1,222	$ 667,028,681.95	100.00%

Minimum Original Principal Balance:	$360,000
Maximum Original Principal Balance:	$2,500,000
Average Original Principal Balance:	$550,727

Scheduled Principal Balances of the Mortgage Loans as of the

Cut-Off Date in Group IV

Scheduled Principal Balance	Number of Mortgage Loans	Aggregate Scheduled Principal Balance Outstanding as of Cut-Off Date	% of Mortgage Loans
0.	9	$ 0.00	0.00%
1. - 100,000.	1	100,000.00	0.01
200,001. - 300,000.	1	201,999.99	0.03
300,001. - 350,000.	1	350,000.00	0.05
350,001. - 400,000.	215	82,652,412.15	12.39
400,001. - 450,000.	219	93,595,312.75	14.03
450,001. - 500,000.	225	107,187,479.17	16.07
500,001. - 550,000.	142	74,587,015.85	11.18
550,001. - 600,000.	110	63,377,583.05	9.50
600,001. - 650,000.	89	56,119,729.57	8.41
650,001. - 700,000.	48	32,648,918.33	4.89
700,001. - 800,000.	57	42,839,319.49	6.42
800,001. - 900,000.	28	24,089,948.83	3.61
900,001. - 1,000,000.	47	45,895,870.53	6.88
1,000,001. - 1,100,000.	6	6,445,150.00	0.97
1,100,001. - 1,200,000.	3	3,437,035.77	0.52
1,200,001. - 1,300,000.	4	5,099,703.20	0.76

1,300,001. - 1,400,000.	6	8,226,787.23	1.23
1,400,001. - 1,500,000.	4	5,911,000.00	0.89
1,500,001. >=	7	14,263,416.04	2.14
Total:	1,222	$ 667,028,681.95	100.00%

Minimum Scheduled Principal Balance:	$0
Maximum Scheduled Principal Balance:	$2,500,000
Average Scheduled Principal Balance:	$545,850

Mortgage Rates of the Mortgage Loans as of the Cut-Off Date in Group IV

Mortgage Interest Rates (%)	Number of Mortgage Loans	Aggregate Scheduled Principal Balance Outstanding as of Cut-Off Date	% of Mortgage Loans
4.251 - 4.500	3	$ 3,709,200.00	0.56%
4.501 - 4.750	10	6,353,397.75	0.95
4.751 - 5.000	59	33,448,004.64	5.01
5.001 - 5.250	122	64,795,037.33	9.71
5.251 - 5.500	271	147,974,574.78	22.18
5.501 - 5.750	226	120,956,282.28	18.13
5.751 - 6.000	171	89,334,938.62	13.39
6.001 - 6.250	75	40,131,932.65	6.02
6.251 - 6.500	71	40,085,045.49	6.01
6.501 - 6.750	45	24,485,956.00	3.67
6.751 - 7.000	52	32,073,883.70	4.81
7.001 - 7.250	45	24,217,588.86	3.63
7.251 - 7.500	36	19,639,064.10	2.94
7.501 - 7.750	22	12,376,286.99	1.86
7.751 - 8.000	14	7,447,488.76	1.12
Total:	1,222	$ 667,028,681.95	100.00%

Minimum Interest Rate:	4.500%
Maximum Interest Rate:	7.875%
Weighted Average Interest Rate:	5.902%

Original Loan-to-Value Ratios* in Group IV

Original Loan-to-Value Ratios (%)	Number of Mortgage Loans	Aggregate Scheduled Principal Balance Outstanding as of Cut-Off Date	% of Mortgage Loans
<= 30.000	1	$ 375,000.00	0.06%
30.001 - 40.000	2	830,000.00	0.12
40.001 - 50.000	16	10,859,990.44	1.63
50.001 - 55.000	15	10,007,710.69	1.50
55.001 - 60.000	26	15,444,238.93	2.32
60.001 - 65.000	58	38,026,080.09	5.70
65.001 - 70.000	198	113,241,231.68	16.98
70.001 - 75.000	151	89,657,840.10	13.44
75.001 - 80.000	730	378,416,654.86	56.73

80.001 - 85.000	1	400,000.00	0.06
85.001 - 90.000	16	6,554,743.23	0.98
90.001 - 95.000	8	3,215,191.93	0.48
Total:	1,222	$ 667,028,681.95	100.00%

Weighted Average Original Loan-to-Value:	74.76%
*Original Loan-to-value ratios are calculated by taking the Original Principal Balance and dividing the lesser of the original appraised value and sales price of the property.

Geographic Distribution* of the Mortgage Properties in Group IV

Geographic Distinction	Number of Mortgage Loans	Aggregate Scheduled Principal Balance Outstanding as of Cut-Off Date	% of Mortgage Loans
Alabama	2	$ 869,600.00	0.13%
Arizona	82	47,579,624.87	7.13
Arkansas	1	418,500.00	0.06
California	394	214,844,972.05	32.21
Colorado	21	12,492,538.87	1.87
Connecticut	12	7,208,548.32	1.08
Delaware	1	500,000.00	0.07
District Of Columbia	25	12,183,881.10	1.83
Florida	62	39,453,917.98	5.91
Georgia	18	9,264,589.29	1.39
Hawaii	1	1,400,000.00	0.21
Idaho	2	919,147.01	0.14
Illinois	116	61,853,438.25	9.27
Indiana	1	448,000.00	0.07
Iowa	2	842,400.00	0.13
Kentucky	3	1,392,000.00	0.21
Louisiana	1	404,000.00	0.06
Maine	5	2,406,700.00	0.36
Maryland	79	39,745,733.20	5.96
Massachusetts	28	13,518,374.22	2.03
Michigan	11	5,936,534.08	0.89
Missouri	2	879,000.00	0.13
Montana	1	385,000.00	0.06
Nevada	32	17,893,466.47	2.68
New Hampshire	3	1,310,750.00	0.20
New Jersey	37	23,222,580.81	3.48
New Mexico	1	650,000.00	0.10
New York	38	21,597,342.53	3.24
North Carolina	20	10,644,374.19	1.60
Ohio	5	2,503,000.00	0.38
Oklahoma	1	549,439.25	0.08
Oregon	12	6,206,550.00	0.93
Pennsylvania	12	8,488,189.27	1.27
Rhode Island	3	1,644,000.00	0.25
South Carolina	13	8,195,513.02	1.23
South Dakota	1	543,750.00	0.08
Tennessee	3	2,078,100.00	0.31

Texas	8	4,561,200.00	0.68
Utah	3	1,623,000.00	0.24
Virginia	146	72,749,090.27	10.91
Washington	12	6,707,872.64	1.01
West Virginia	1	467,407.83	0.07
Wyoming	1	446,556.43	0.07
Total:	1,222	$ 667,028,681.95	100.00%

*No more than approximately 1.35% of Loan Group IV by cut off date principal balance will be secured by properties located in any one zip code area.

Credit Scores as of the Date of Origination of the Mortgage Loans in Group IV

Range of Credit Scores	Number of Mortgage Loans	Aggregate Scheduled Principal Balance Outstanding as of Cut-Off Date	% of Mortgage Loans
551 - 575	1	$ 622,173.86	0.09%
601 - 625	4	2,205,203.00	0.33
626 - 650	63	31,597,002.97	4.74
651 - 675	117	63,522,195.94	9.52
676 - 700	249	134,657,962.62	20.19
701 - 725	240	131,120,039.75	19.66
726 - 750	194	106,290,547.77	15.93
751 - 775	194	106,056,675.87	15.90
776 - 800	133	74,966,205.85	11.24
801 - 825	27	15,990,674.32	2.40
Total:	1,222	$ 667,028,681.95	100.00%

Weighted Average Credit Score:	722
(where credit scores were available)

Property Types of the Mortgage Properties in Group IV

Property Type	Number of Mortgage Loans	Aggregate Scheduled Principal Balance Outstanding as of Cut-Off Date	% of Mortgage Loans
Single Family	691	$ 375,773,666.27	56.34%
Planned Unit Development	372	204,834,484.93	30.71
Condominium	111	56,243,104.34	8.43
Two-Four Family	44	27,795,284.52	4.17
CO-OP	4	2,382,141.89	0.36
Total:	1,222	$ 667,028,681.95	100.00%

Occupancy Status of Mortgage Properties in Group IV

Occupancy Status	Number of Mortgage Loans	Aggregate Scheduled Principal Balance Outstanding as of Cut-Off Date	% of Mortgage Loans
Primary Home	1,088	$ 592,670,882.62	88.85%
Investment	78	40,579,928.49	6.08
Second Home	56	33,777,870.84	5.06
Total:	1,222	$ 667,028,681.95	100.00%

Loan Purpose of the Mortgage Loans in Group IV

Loan Purpose	Number of Mortgage Loans	Aggregate Scheduled Principal Balance Outstanding as of Cut-Off Date	% of Mortgage Loans
Purchase	787	$ 427,113,036.68	64.03%
Cash Out Refinance	316	171,447,597.60	25.70
Rate/Term Refinance	119	68,468,047.67	10.26
Total:	1,222	$ 667,028,681.95	100.00%

Documentation Type of the Mortgage Loans in Group IV

Documentation Type	Number of Mortgage Loans	Aggregate Scheduled Principal Balance Outstanding as of Cut-Off Date	% of Mortgage Loans
Inc/Asset	649	$ 354,999,626.57	53.22%
Stated Inc/Asset	366	203,817,523.00	30.56
No Inc/ No Asset	126	66,302,529.85	9.94
No Inc/Asset	54	27,972,637.96	4.19
Stated Inc/No Asset	27	13,936,364.57	2.09
Total:	1,222	$ 667,028,681.95	100.00%

Original Terms to Stated Maturity of the Mortgage Loans in Group IV

Original Term (Months)	Number of Mortgage Loans	Aggregate Scheduled Principal Balance Outstanding as of Cut-Off Date	% of Mortgage Loans
360	1,222	$ 667,028,681.95	100.00%
Total:	1,222	$ 667,028,681.95	100.00%

Minimum Original Term to Stated Maturity (Months):	360
Maximum Original Term to Stated Maturity (Months):	360
Weighted Average Orig. Term to Stated Mat. (Months):	360

Remaining Terms to Stated Maturity of the Mortgage Loans

as of the Cut Off Date in Group IV

Stated Remaining Term (Months)	Number of Mortgage Loans	Aggregate Scheduled Principal Balance Outstanding as of Cut-Off Date	% of Mortgage Loans
300 - 359	925	$ 497,647,017.37	74.61%
360 - 360	297	169,381,664.58	25.39
Total:	1,222	$ 667,028,681.95	100.00%

Minimum Remaining Term to Stated Maturity (Months):	311
Maximum Remaining Term to Stated Maturity (Months):	360
Weighted Average Rem. Term to Stated Mat. (Months):	359

Index of the Mortgage Loans in Group IV

Index	Number of Mortgage Loans	Aggregate Scheduled Principal Balance Outstanding as of Cut-Off Date	% of Mortgage Loans
1 Year Libor (WSJ/1 Mo Lead)	824	$ 448,716,521.57	67.27%
6 Month Libor (Wall St)	397	217,689,986.52	32.64
1 Year CMT (Weekly)	1	622,173.86	0.09
Total:	1,222	$ 667,028,681.95	100.00%

Months to Next Rate Adjustment* of the Mortgage Loans in Group IV

Months to Next Rate Adj	Number of Mortgage Loans	Aggregate Scheduled Principal Balance Outstanding as of Cut-Off Date	% of Mortgage Loans
10 - 12	1	$ 622,173.86	0.09%
52 - 54	1	0.00	0.00
55 - 57	72	39,940,532.56	5.99
58 - 60	1,148	626,465,975.53	93.92
Total:	1,222	$ 667,028,681.95	100.00%

Weighted Average Next Rate Adjustment (Months):	59
*Months to next rate adjustment is calculated by using the first rate adjustment date for the loans still in a hybrid period and by using next rate adjustment for loans that are fully indexed.

Rate Adjustment Frequency of the Mortgage Loans in Group IV

Rate Adjustment Frequency (Months)	Number of Mortgage Loans	Aggregate Scheduled Principal Balance Outstanding as of Cut-Off Date	% of Mortgage Loans
6	395	$ 216,724,986.52	32.49%
12	827	450,303,695.43	67.51
Total:	1,222	$ 667,028,681.95	100.00%

Maximum Lifetime Mortgage Rate of the Mortgage Loans in Group IV

Maximum Mortgage Rate (%)	Number of Mortgage Loans	Aggregate Scheduled Principal Balance Outstanding as of Cut-Off Date	% of Mortgage Loans
<= 9.750	13	$ 10,062,597.75	1.51%
9.751 - 10.000	59	33,448,004.64	5.01
10.001 - 10.250	122	64,795,037.33	9.71
10.251 - 10.500	270	147,456,574.78	22.11
10.501 - 10.750	226	120,956,282.28	18.13
10.751 - 11.000	170	88,915,008.62	13.33
11.001 - 11.250	75	40,131,932.65	6.02
11.251 - 11.500	72	40,603,045.49	6.09
11.501 - 11.750	45	24,485,956.00	3.67
11.751 - 12.000	53	32,493,813.70	4.87
12.001 - 12.250	44	23,595,415.00	3.54
12.251 - 12.500	37	20,261,237.96	3.04
12.501 - 12.750	22	12,376,286.99	1.86
12.751 - 13.000	14	7,447,488.76	1.12
Total:	1,222	$ 667,028,681.95	100.00%

Weighted Average Maximum Mortgage Rate:	10.904%

Periodic Rate Cap of the Mortgage Loans in Group IV

Periodic Rate Cap (%)	Number of Mortgage Loans	Aggregate Scheduled Principal Balance Outstanding as of Cut-Off Date	% of Mortgage Loans
1.000	397	$ 217,689,986.52	32.64%
2.000	825	449,338,695.43	67.36
Total:	1,222	$ 667,028,681.95	100.00%

Weighted Average Periodic Rate Cap:	1.674%

Initial Periodic Rate Cap of the Mortgage Loans in Group IV

Initial Periodic Rate Cap (%)	Number of Mortgage Loans	Aggregate Scheduled Principal Balance Outstanding as of Cut-Off Date	% of Mortgage Loans
2.000	1	$ 419,930.00	0.06%
3.000	2	1,140,173.86	0.17
5.000	1,219	665,468,578.09	99.77
Total:	1,222	$ 667,028,681.95	100.00%

Weighted Average Initial Periodic Rate Cap:	4.995%

Gross Margin of the Mortgage Loans in Group IV

Gross Margin (%)	Number of Mortgage Loans	Aggregate Scheduled Principal Balance Outstanding as of Cut-Off Date	% of Mortgage Loans
2.001 - 2.250	995	$ 541,676,262.17	81.21%
2.251 - 2.500	8	5,408,000.00	0.81
2.501 - 2.750	11	9,163,551.01	1.37
3.001 - 3.250	1	665,000.00	0.10
3.251 - 3.500	1	518,000.00	0.08
4.751 - 5.000	205	109,189,868.77	16.37
5.751 - 6.000	1	408,000.00	0.06
Total:	1,222	$ 667,028,681.95	100.00%

Weighted Average Gross Margin:	2.712%

Prepayment Penalty of the Mortgage Loans in Group IV

Prepayment Penalty	Number of Mortgage Loans	Aggregate Scheduled Principal Balance Outstanding as of Cut-Off Date	% of Mortgage Loans
No Prepayment Penalty	1,189	$ 647,241,864.03	97.03%
1 year	5	2,888,750.00	0.43
2 years	24	14,502,067.92	2.17
3 years	1	920,000.00	0.14
5 years	3	1,476,000.00	0.22
Total:	1,222	$ 667,028,681.95	100.00%

Product Type of the Mortgage Loans in Group IV

Product Type	Number of Mortgage Loans	Aggregate Scheduled Principal Balance Outstanding as of Cut-Off Date	% of Mortgage Loans
5/1	93	$ 52,157,341.83	7.82%
5/1 IO	731	396,761,423.60	59.48
5/6	32	16,541,936.87	2.48
5/6 IO	366	201,567,979.65	30.22
Total:	1,222	$ 667,028,681.95	100.00%

Interest Only Feature of the Mortgage Loans in Group IV

Interest Only Feature (Months)	Number of Mortgage Loans	Aggregate Scheduled Principal Balance Outstanding as of Cut-Off Date	% of Mortgage Loans
Non-IO	125	$ 68,699,278.70	10.30%
60	1,097	598,329,403.25	89.70
Total:	1,222	$ 667,028,681.95	100.00%

Principal Balances of the Mortgage Loans at Origination in Groups I-IV

Original Principal Balance	Number of Mortgage Loans	Aggregate Scheduled Principal Balance Outstanding as of Cut-Off Date	% of Mortgage Loans
1. - 100,000.	1,732	$ 128,069,847.42	3.11%
100,001. - 200,000.	5,237	780,415,224.27	18.97
200,001. - 300,000.	3,612	888,622,272.15	21.61
300,001. - 350,000.	1,231	398,384,832.63	9.69
350,001. - 400,000.	835	309,606,732.29	7.53
400,001. - 450,000.	567	237,769,559.38	5.78
450,001. - 500,000.	517	245,417,442.52	5.97
500,001. - 550,000.	312	163,817,607.13	3.98
550,001. - 600,000.	268	152,141,443.92	3.70
600,001. - 650,000.	213	132,904,380.07	3.23
650,001. - 700,000.	108	73,372,232.08	1.78
700,001. - 800,000.	157	117,240,038.28	2.85
800,001. - 900,000.	88	75,619,598.60	1.84
900,001. - 1,000,000.	143	137,995,639.16	3.36
1,000,001. - 1,100,000.	23	24,559,899.16	0.60
1,100,001. - 1,200,000.	19	20,893,634.95	0.51
1,200,001. - 1,300,000.	30	37,575,029.13	0.91
1,300,001. - 1,400,000.	23	29,649,086.87	0.72
1,400,001. - 1,500,000.	33	48,582,149.87	1.18
1,500,001. >=	52	110,239,056.45	2.68
Total:	15,200	$4,112,875,706.33	100.00%

Minimum Original Principal Balance:	$20,000
Maximum Original Principal Balance:	$7,000,000
Average Original Principal Balance:	$272,613

Scheduled Principal Balances of the Mortgage Loans as of the

Cut-Off Date in Groups I-IV

Scheduled Principal Balance	Number of Mortgage Loans	Aggregate Scheduled Principal Balance Outstanding as of Cut-Off Date	% of Mortgage Loans
0.	80	$ 0.00	0.00%
1. - 100,000.	1,737	128,828,197.59	3.13
100,001. - 200,000.	5,202	780,293,432.35	18.97
200,001. - 300,000.	3,596	888,617,770.93	21.61
300,001. - 350,000.	1,226	399,101,748.50	9.70
350,001. - 400,000.	830	309,935,500.99	7.54
400,001. - 450,000.	555	236,447,453.92	5.75
450,001. - 500,000.	516	245,968,812.51	5.98
500,001. - 550,000.	312	163,874,674.31	3.98
550,001. - 600,000.	263	151,177,370.61	3.68
600,001. - 650,000.	211	132,904,380.07	3.23
650,001. - 700,000.	108	73,372,232.08	1.78
700,001. - 800,000.	157	117,240,038.28	2.85
800,001. - 900,000.	89	76,518,547.43	1.86
900,001. - 1,000,000.	143	138,897,509.15	3.38
1,000,001. - 1,100,000.	23	24,559,899.16	0.60
1,100,001. - 1,200,000.	18	20,893,634.95	0.51
1,200,001. - 1,300,000.	30	37,924,325.81	0.92
1,300,001. - 1,400,000.	22	29,796,507.43	0.72
1,400,001. - 1,500,000.	32	47,183,562.64	1.15
1,500,001. >=	50	109,340,107.62	2.66
Total:	15,200	$4,112,875,706.33	100.00%

Minimum Scheduled Principal Balance:	$0
Maximum Scheduled Principal Balance:	$6,993,243
Average Scheduled Principal Balance:	$270,584

Mortgage Rates of the Mortgage Loans as of the Cut-Off Date in Groups I-IV

Mortgage Interest Rates (%)	Number of Mortgage Loans	Aggregate Scheduled Principal Balance Outstanding as of Cut-Off Date	% of Mortgage Loans
0.751 - 1.000	800	$ 301,356,323.27	7.33%
1.001 - 1.250	12	12,856,361.84	0.31
1.251 - 1.500	481	125,559,396.27	3.05
1.501 - 1.750	50	23,147,588.90	0.56
1.751 - 2.000	90	30,698,801.37	0.75
2.001 - 2.250	28	8,264,221.88	0.20
2.251 - 2.500	7	2,255,970.00	0.05
2.501 - 2.750	48	13,331,769.03	0.32
2.751 - 3.000	20	5,079,258.56	0.12
3.001 - 3.250	2	547,000.00	0.01
3.251 - 3.500	23	6,096,420.03	0.15
3.501 - 3.750	40	11,237,698.44	0.27
3.751 - 4.000	315	116,416,891.70	2.83
4.001 - 4.250	267	110,544,200.44	2.69
4.251 - 4.500	206	71,823,319.65	1.75
4.501 - 4.750	183	63,471,830.83	1.54
4.751 - 5.000	494	157,412,335.13	3.83
5.001 - 5.250	927	272,996,933.02	6.64
5.251 - 5.500	1,939	586,027,073.61	14.25
5.501 - 5.750	1,992	524,569,119.69	12.75
5.751 - 6.000	2,252	553,513,921.15	13.46
6.001 - 6.250	1,340	329,626,077.58	8.01
6.251 - 6.500	993	229,898,910.72	5.59
6.501 - 6.750	680	143,886,317.27	3.50
6.751 - 7.000	699	150,844,101.92	3.67
7.001 - 7.250	431	90,368,065.41	2.20
7.251 - 7.500	459	92,271,175.17	2.24
7.501 - 7.750	325	58,939,926.74	1.43
7.751 - 8.000	93	18,590,956.38	0.45
8.001 - 8.250	1	320,000.00	0.01
8.251 - 8.500	2	548,000.00	0.01
9.251 - 9.500	1	375,740.33	0.01
Total:	15,200	$4,112,875,706.33	100.00%

Minimum Interest Rate:	1.000%
Maximum Interest Rate:	9.500%
Weighted Average Interest Rate:	5.200%

Original Loan-to-Value Ratios* in Groups I-IV

Original Loan-to-Value Ratios (%)	Number of Mortgage Loans	Aggregate Scheduled Principal Balance Outstanding as of Cut-Off Date	% of Mortgage Loans
<= 30.000	72	$ 13,100,265.56	0.32%
30.001 - 40.000	89	30,383,234.31	0.74
40.001 - 50.000	210	70,172,408.56	1.71
50.001 - 55.000	155	55,014,239.84	1.34
55.001 - 60.000	277	101,751,840.99	2.47
60.001 - 65.000	514	188,950,272.61	4.59
65.001 - 70.000	3,707	938,351,933.45	22.81
70.001 - 75.000	1,489	513,275,720.34	12.48
75.001 - 80.000	7,767	2,008,342,819.83	48.83
80.001 - 85.000	60	12,245,349.15	0.30
85.001 - 90.000	421	92,290,766.16	2.24
90.001 - 95.000	306	58,344,951.33	1.42
95.001 - 100.000	133	30,651,904.20	0.75
Total:	15,200	$4,112,875,706.33	100.00%

Weighted Average Original Loan-to-Value:	74.57%
*Original loan-to-value ratios are calculated by taking the Original Principal Balance and dividing the lesser of the original appraised value and sell price of the property.

Geographic Distribution* of the Mortgage Properties in Groups I-IV

Geographic Distribution	Number of Mortgage Loans	Aggregate Scheduled Principal Balance Outstanding as of Cut-Off Date	% of Mortgage Loans
Alabama	7	$ 2,298,946.21	0.06%
Alaska	2	409,200.00	0.01
Arizona	1,117	253,350,535.95	6.16
Arkansas	10	1,546,260.00	0.04
California	2,806	1,096,920,927.95	26.67
Colorado	516	114,358,817.72	2.78
Connecticut	104	43,785,324.48	1.06
Delaware	107	23,107,146.13	0.56
District Of Columbia	93	32,670,701.68	0.79
Florida	1,522	368,018,699.04	8.95
Georgia	335	69,417,265.14	1.69
Hawaii	17	7,332,254.57	0.18
Idaho	91	14,534,495.38	0.35
Illinois	1,439	384,917,329.35	9.36
Indiana	68	10,925,920.08	0.27
Iowa	33	5,010,793.09	0.12
Kansas	56	7,792,714.14	0.19
Kentucky	118	15,412,669.23	0.37
Louisiana	27	5,054,011.64	0.12
Maine	16	5,364,920.00	0.13
Maryland	716	189,530,306.83	4.61
Massachusetts	276	96,007,412.79	2.33
Michigan	575	101,145,221.27	2.46
Minnesota	42	6,875,406.78	0.17
Mississippi	5	817,145.00	0.02
Missouri	162	25,987,195.23	0.63
Montana	40	7,466,243.90	0.18
Nebraska	3	228,724.87	0.01
Nevada	528	136,504,447.60	3.32
New Hampshire	66	14,384,175.63	0.35
New Jersey	322	103,332,115.00	2.51
New Mexico	16	3,984,097.00	0.10
New York	302	130,878,506.70	3.18
North Carolina	654	124,914,048.28	3.04
Ohio	396	49,312,849.69	1.20
Oklahoma	12	1,908,955.99	0.05
Oregon	297	59,381,055.54	1.44
Pennsylvania	212	50,096,955.72	1.22
Rhode Island	43	11,271,508.96	0.27
South Carolina	306	66,379,685.77	1.61
South Dakota	21	2,685,109.79	0.07
Tennessee	75	13,936,685.48	0.34
Texas	188	38,077,080.75	0.93
Utah	206	39,751,999.70	0.97
Vermont	6	1,253,000.82	0.03
Virginia	904	296,399,912.72	7.21
Washington	291	67,328,284.33	1.64

West Virginia	11	2,281,807.83	0.06
Wisconsin	29	5,812,675.42	0.14
Wyoming	12	2,714,159.16	0.07
Total:	15,200	$4,112,875,706.33	100.00%

*No more than approximately 0.35% of Loans in Groups I-IV by cut-off date principal balance will be secured by properties located in any one zip code area.

Credit Scores as of the Date of Origination of the Mortgage Loans in Groups I-IV

Range of Credit Scores	Number of Mortgage Loans	Aggregate Scheduled Principal Balance Outstanding as of Cut-Off Date	% of Mortgage Loans
Not available	15	$ 2,989,462.72	0.07%
501 - 525	1	1,361,325.40	0.03
526 - 550	2	255,427.39	0.01
551 - 575	6	1,820,569.82	0.04
576 - 600	20	1,970,339.03	0.05
601 - 625	182	45,380,266.74	1.10
626 - 650	900	220,438,246.82	5.36
651 - 675	1,909	488,998,873.28	11.89
676 - 700	3,049	835,335,267.68	20.31
701 - 725	2,967	811,191,079.14	19.72
726 - 750	2,436	675,531,741.08	16.42
751 - 775	2,130	593,431,739.90	14.43
776 - 800	1,254	347,786,874.13	8.46
801 - 825	329	86,384,493.20	2.10
Total:	15,200	$4,112,875,706.33	100.00%

Weighted Average Credit Score:	716
(where credit scores were available)

Property Types of the Mortgage Properties in Groups I-IV

Property Type	Number of Mortgage Loans	Aggregate Scheduled Principal Balance Outstanding as of Cut-Off Date	% of Mortgage Loans
Single Family	8,429	$2,320,232,195.94	56.41%
Planned Unit Development	3,663	1,044,828,592.42	25.40
Condominium	2,228	510,562,623.63	12.41
Two-Four Family	854	228,113,494.40	5.55
CO-OP	26	9,138,799.94	0.22
Total:	15,200	$4,112,875,706.33	100.00%

Occupancy Status of Mortgage Properties in Groups I-IV

Occupancy Status	Number of Mortgage Loans	Aggregate Scheduled Principal Balance Outstanding as of Cut-Off Date	% of Mortgage Loans
Primary Home	10,682	$3,239,984,387.17	78.78%
Investment	3,655	623,506,005.58	15.16
Second Home	863	249,385,313.58	6.06
Total:	15,200	$4,112,875,706.33	100.00%

Loan Purpose of the Mortgage Loans in Groups I-IV

Loan Purpose	Number of Mortgage Loans	Aggregate Scheduled Principal Balance Outstanding as of Cut-Off Date	% of Mortgage Loans
Purchase	9,834	$2,512,918,334.50	61.10%
Cash Out Refinance	3,685	1,135,444,277.18	27.61
Rate/Term Refinance	1,681	464,513,094.65	11.29
Total:	15,200	$4,112,875,706.33	100.00%

Documentation Type of the Mortgage Loans in Groups I-IV

Documentation Type	Number of Mortgage Loans	Aggregate Scheduled Principal Balance Outstanding as of Cut-Off Date	% of Mortgage Loans
Inc/Asset	6,244	$1,647,261,906.18	40.05%
Stated Inc/Asset	5,005	1,533,772,663.70	37.29
No Inc/ No Asset	1,961	439,605,543.36	10.69
No Inc/Asset	1,083	260,146,513.78	6.33
Stated Inc/No Asset	868	224,673,822.22	5.46
Inc/No Asset	39	7,415,257.09	0.18
Total:	15,200	$4,112,875,706.33	100.00%

Original Terms to Stated Maturity of the Mortgage Loans in Groups I-IV

Original Term (Months)	Number of Mortgage Loans	Aggregate Scheduled Principal Balance Outstanding as of Cut-Off Date	% of Mortgage Loans
354	1	$ 126,000.00	0.00%
360	14,892	3,999,092,384.38	97.23
480	307	113,657,321.95	2.76
Total:	15,200	$4,112,875,706.33	100.00%

Minimum Original Term to Stated Maturity (Months):	354
Maximum Original Term to Stated Maturity (Months):	480
Weighted Average Orig. Term to Stated Mat. (Months):	363

Remaining Terms to Stated Maturity of the Mortgage Loans

as of the Cut Off Date in Groups I-IV

Stated Remaining Term (Months)	Number of Mortgage Loans	Aggregate Scheduled Principal Balance Outstanding as of Cut-Off Date	% of Mortgage Loans
300 - 359	11,105	$2,949,613,131.13	71.72%
360 - 360	3,788	1,049,605,253.25	25.52
361 >=	307	113,657,321.95	2.76
Total:	15,200	$4,112,875,706.33	100.00%

Minimum Remaining Term to Stated Maturity (Months):	311
Maximum Remaining Term to Stated Maturity (Months):	480
Weighted Average Rem. Term to Stated Mat. (Months):	362

Index of the Mortgage Loans in Groups I-IV

Index	Number of Mortgage Loans	Aggregate Scheduled Principal Balance Outstanding as of Cut-Off Date	% of Mortgage Loans
1 Year Libor (WSJ/1 Mo Lead)	5,106	$1,639,094,274.36	39.85%
6 Month Libor (Wall St)	7,063	1,498,138,143.08	36.43
1 Year MTA (Moving Mos Avg)	2,795	905,740,675.16	22.02
1 Month Libor	234	69,135,179.56	1.68
1 Year MTA (Weekly)	1	622,173.86	0.02
MTA 1 Month Moving Avg 6 Mth CMT	1	145,260.31	0.00
Total:	15,200	$4,112,875,706.33	100.00%

Months to Next Rate Adjustment* of the Mortgage Loans in Groups I-IV

Months to Next Rate Adj	Number of Mortgage Loans	Aggregate Scheduled Principal Balance Outstanding as of Cut-Off Date	% of Mortgage Loans
1 - 3	3,026	$ 972,295,625.03	23.64%
4 - 6	17	5,322,552.00	0.13
7 - 9	97	34,920,239.33	0.85
10 - 12	1,294	505,486,325.43	12.29
13 - 15	8	2,377,569.96	0.06
16 - 18	3	543,312.67	0.01
19 - 21	66	18,340,098.09	0.45
22 - 24	602	151,702,231.99	3.69
25 - 27	2	147,900.00	0.00
28 - 30	3	375,200.00	0.01
31 - 33	158	37,697,224.92	0.92
34 - 36	911	234,159,371.38	5.69
37 - 39	12	2,456,072.00	0.06
52 - 54	13	1,827,414.33	0.04
55 - 57	718	157,497,377.89	3.83
58 - 60	8,270	1,987,727,191.31	48.33
Total:	15,200	$4,112,875,706.33	100.00%

Weighted Average Next Rate Adjustment (Months):	36
*Months to next rate adjustment is calculated by using the first rate adjustment date for the loans still in a hybrid period and by using next rate adjustment for loans that are fully indexed.

Rate Adjustment Frequency of the Mortgage Loans in Groups I-IV

Rate Adjustment Frequency (Months)	Number of Mortgage Loans	Aggregate Scheduled Principal Balance Outstanding as of Cut-Off Date	% of Mortgage Loans
1	3,034	$ 974,578,015.03	23.70%
6	7,055	1,496,981,866.08	36.40
12	5,110	1,641,223,825.22	39.90
36	1	92,000.00	0.00
Total:	15,200	$4,112,875,706.33	100.00%

Maximum Lifetime Mortgage Rate of the Mortgage Loans in Groups I-IV

Maximum Mortgage Rate (%)	Number of Mortgage Loans	Aggregate Scheduled Principal Balance Outstanding as of Cut-Off Date	% of Mortgage Loans
<= 9.750	76	$ 24,712,180.21	0.60%
9.751 - 10.000	2,040	797,107,753.02	19.38
10.001 - 10.250	560	158,203,518.64	3.85
10.251 - 10.500	2,048	494,471,666.50	12.02
10.501 - 10.750	1,859	472,869,354.37	11.50
10.751 - 11.000	2,710	757,720,383.69	18.42
11.001 - 11.250	1,254	282,876,279.86	6.88
11.251 - 11.500	1,213	298,977,776.13	7.27
11.501 - 11.750	880	211,135,450.26	5.13
11.751 - 12.000	1,132	292,220,862.04	7.11
12.001 - 12.250	532	146,430,555.54	3.56
12.251 - 12.500	469	95,417,817.34	2.32
12.501 - 12.750	328	59,501,896.55	1.45
12.751 - 13.000	94	19,830,471.85	0.48
13.001 - 13.250	1	108,000.00	0.00
13.251 - 13.500	1	504,000.00	0.01
13.501 - 13.750	2	412,000.00	0.01
14.001 >=	1	375,740.33	0.01
Total:	15,200	$4,112,875,706.33	100.00%

Weighted Average Maximum Mortgage Rate:	10.900%

Periodic Rate Cap of the Mortgage Loans in Groups I-IV

Periodic Rate Cap (%)	Number of Mortgage Loans	Aggregate Scheduled Principal Balance Outstanding as of Cut-Off Date	% of Mortgage Loans
No Cap	3,041	$ 977,580,017.03	23.77%
1.000	7,052	1,495,579,241.08	36.36
2.000	5,107	1,639,716,448.22	39.87
Total:	15,200	$4,112,875,706.33	100.00%

Non-Zero Weighted Average Periodic Rate Cap:	1.523%

Initial Periodic Rate Cap of the Mortgage Loans in Groups I-IV

Initial Periodic Rate Cap (%)	Number of Mortgage Loans	Aggregate Scheduled Principal Balance Outstanding as of Cut-Off Date	% of Mortgage Loans
No Cap	3,041	$ 977,580,017.03	23.77%
1.000	9	3,111,360.00	0.08
2.000	1,965	703,143,635.79	17.10
3.000	1,197	284,891,386.98	6.93
5.000	8,988	2,144,149,306.53	52.13
Total:	15,200	$4,112,875,706.33	100.00%

Non-Zero Weighted Average Initial Periodic Rate Cap:	4.141%

Gross Margin of the Mortgage Loans in Groups I-IV

Gross Margin (%)	Number of Mortgage Loans	Aggregate Scheduled Principal Balance Outstanding as of Cut-Off Date	% of Mortgage Loans
1.501 - 1.750	3	$ 1,826,600.00	0.04%
1.751 - 2.000	12	2,253,601.40	0.05
2.001 - 2.250	8,340	2,357,437,264.26	57.32
2.251 - 2.500	671	176,994,253.03	4.30
2.501 - 2.750	426	174,801,272.05	4.25
2.751 - 3.000	909	309,263,916.40	7.52
3.001 - 3.250	436	142,526,516.20	3.47
3.251 - 3.500	329	85,057,294.58	2.07
3.501 - 3.750	468	126,347,239.77	3.07
3.751 - 4.000	227	64,776,179.81	1.57
4.001 - 4.250	77	13,975,388.07	0.34
4.251 - 4.500	46	11,782,502.21	0.29
4.501 - 4.750	29	6,404,809.72	0.16
4.751 - 5.000	3,205	636,405,303.42	15.47
5.001 - 5.250	4	794,500.00	0.02
5.251 - 5.500	5	444,164.53	0.01
5.501 - 5.750	8	1,090,923.44	0.03
5.751 - 6.000	3	476,679.05	0.01
6.001 >=	2	217,298.39	0.01
Total:	15,200	$4,112,875,706.33	100.00%

Weighted Average Gross Margin:	2.890%

Prepayment Penalty of the Mortgage Loans in Groups I-IV

Prepayment Penalty	Number of Mortgage Loans	Aggregate Scheduled Principal Balance Outstanding as of Cut-Off Date	% of Mortgage Loans
No Prepayment Penalty	12,506	$3,377,108,304.69	82.11%
0.5 years	1	594,994.57	0.01
1 year	1,096	359,206,620.09	8.73
2 years	745	135,324,943.70	3.29
3 years	787	229,697,983.41	5.58
5 years	65	10,942,859.87	0.27
Total:	15,200	$4,112,875,706.33	100.00%

Product Type of the Mortgage Loans in Groups I-IV

Product Type	Number of Mortgage Loans	Aggregate Scheduled Principal Balance Outstanding as of Cut-Off Date	% of Mortgage Loans
1 MO ARM	15	$ 4,435,356.08	0.11%
1MO ARM IO	499	153,807,041.11	3.74
1YR ARM	125	40,638,854.70	0.99
1YR ARM IO	1,263	497,896,533.26	12.11
2/6 ARM	117	17,933,295.90	0.44
2/6 ARM IO	559	153,353,619.75	3.73
3/1 ARM	38	8,870,726.92	0.22
3/1 ARM IO	537	155,197,590.91	3.77
3/6 ARM	87	14,866,586.28	0.36
3/6 ARM IO	422	95,752,964.19	2.33
5/1	295	89,526,168.34	2.18
5/1 IO	2,847	847,046,644.09	20.59
5/6	753	129,039,849.59	3.14
5/6 IO	5,107	1,082,061,495.37	26.31
6MO ARM	2	611,030.00	0.01
6MO ARM IO	18	5,059,232.00	0.12
MTA	2,516	816,778,717.84	19.86
Total:	15,200	$4,112,875,706.33	100.00%

Interest Only Feature of the Mortgage Loans in Groups I-IV

Interest Only Feature (Months)	Number of Mortgage Loans	Aggregate Scheduled Principal Balance Outstanding as of Cut-Off Date	% of Mortgage Loans
Non-IO	3,948	$1,122,700,585.65	27.30%
30	1	126,000.00	0.00
36	536	155,071,590.91	3.77
54	1	106,400.00	0.00
60	9,786	2,478,891,663.46	60.27
120	928	355,979,466.31	8.66
Total:	15,200	$4,112,875,706.33	100.00%

Principal Balances of the Mortgage Loans at Origination in Group V

Original Principal Balance	Number of Mortgage Loans	Aggregate Scheduled Principal Balance Outstanding as of Cut-Off Date	% of Mortgage Loans
1. - 100,000.	1,808	$ 128,856,949.45	9.36%
100,001. - 200,000.	3,046	441,331,040.69	32.07
200,001. - 300,000.	1,348	329,168,181.96	23.92
300,001. - 350,000.	371	120,700,839.85	8.77
350,001. - 400,000.	240	88,671,394.99	6.44
400,001. - 450,000.	99	41,977,079.64	3.05
450,001. - 500,000.	84	39,681,564.02	2.88
500,001. - 550,000.	74	38,821,287.44	2.82
550,001. - 600,000.	48	27,287,710.61	1.98
600,001. - 650,000.	35	22,055,142.11	1.60
650,001. - 700,000.	10	6,788,682.92	0.49
700,001. - 800,000.	29	22,053,831.69	1.60
800,001. - 900,000.	19	16,253,369.05	1.18
900,001. - 1,000,000.	35	34,062,617.91	2.48
1,100,001. - 1,200,000.	1	1,181,250.00	0.09
1,200,001. - 1,300,000.	2	2,508,643.21	0.18
1,300,001. - 1,400,000.	4	5,429,659.15	0.39
1,400,001. - 1,500,000.	2	2,930,000.00	0.21
1,500,001. >=	3	6,378,804.61	0.46
Total:	7,258	$1,376,138,049.30	100.00%

Minimum Original Principal Balance:	$20,000
Maximum Original Principal Balance:	$2,500,000
Average Original Principal Balance:	$190,211

Scheduled Principal Balances of the Mortgage Loans as of the

Cut-Off Date in Group V

Scheduled Principal Balance	Number of Mortgage Loans	Aggregate Scheduled Principal Balance Outstanding as of Cut-Off Date	% of Mortgage Loans
0.	18	$ 0.00	0.00%
1. - 100,000.	1,805	129,131,714.89	9.38
100,001. - 200,000.	3,037	441,274,975.25	32.07
200,001. - 300,000.	1,345	329,249,381.96	23.93
300,001. - 350,000.	371	121,035,489.85	8.80
350,001. - 400,000.	239	88,336,744.99	6.42
400,001. - 450,000.	100	42,417,032.70	3.08
450,001. - 500,000.	82	38,941,710.96	2.83
500,001. - 550,000.	74	38,821,287.44	2.82
550,001. - 600,000.	47	27,287,710.61	1.98
600,001. - 650,000.	35	22,055,142.11	1.60
650,001. - 700,000.	10	6,788,682.92	0.49
700,001. - 800,000.	29	22,053,831.69	1.60
800,001. - 900,000.	19	16,253,369.05	1.18
900,001. - 1,000,000.	35	34,062,617.91	2.48
1,100,001. - 1,200,000.	1	1,181,250.00	0.09
1,200,001. - 1,300,000.	2	2,508,643.21	0.18
1,300,001. - 1,400,000.	4	5,429,659.15	0.39
1,400,001. - 1,500,000.	2	2,930,000.00	0.21
1,500,001. >=	3	6,378,804.61	0.46
Total:	7,258	$1,376,138,049.30	100.00%

Minimum Scheduled Principal Balance:	$0
Maximum Scheduled Principal Balance:	$2,495,468
Average Scheduled Principal Balance:	$189,603

Mortgage Rates of the Mortgage Loans as of the Cut-Off Date in Group V

Mortgage Interest Rates (%)	Number of Mortgage Loans	Aggregate Scheduled Principal Balance Outstanding as of Cut-Off Date	% of Mortgage Loans
4.501 - 4.750	1	$ 97,472.05	0.01%
4.751 - 5.000	2	285,566.10	0.02
5.001 - 5.250	11	1,074,826.80	0.08
5.251 - 5.500	74	15,401,980.85	1.12
5.501 - 5.750	300	60,557,333.80	4.40
5.751 - 6.000	1,061	212,187,880.18	15.42
6.001 - 6.250	1,292	266,689,708.27	19.38
6.251 - 6.500	1,632	327,207,017.81	23.78
6.501 - 6.750	960	182,736,108.77	13.28
6.751 - 7.000	655	109,564,416.70	7.96
7.001 - 7.250	335	54,044,834.05	3.93
7.251 - 7.500	462	79,889,747.09	5.81
7.501 - 7.750	252	35,496,391.38	2.58
7.751 - 8.000	112	12,717,398.78	0.92
8.001 - 8.250	41	5,505,104.61	0.40
8.251 - 8.500	24	3,406,405.48	0.25
8.501 - 8.750	19	2,767,893.74	0.20
8.751 - 9.000	25	6,507,962.84	0.47
Total:	7,258	$1,376,138,049.30	100.00%

Minimum Interest Rate:	4.750%
Maximum Interest Rate:	9.000%
Weighted Average Interest Rate:	6.505%

Original Loan-to-Value Ratios* in Group V

Original Loan-to-Value Ratios (%)	Number of Mortgage Loans	Aggregate Scheduled Principal Balance Outstanding as of Cut-Off Date	% of Mortgage Loans
<= 30.000	74	$ 9,488,155.43	0.69%
30.001 - 40.000	107	16,495,056.87	1.20
40.001 - 50.000	225	38,296,975.57	2.78
50.001 - 55.000	150	29,460,956.04	2.14
55.001 - 60.000	181	38,814,707.24	2.82
60.001 - 65.000	340	92,917,334.47	6.75
65.001 - 70.000	2,048	407,341,536.10	29.60
70.001 - 75.000	389	81,250,803.45	5.90
75.001 - 80.000	3,336	600,530,238.30	43.64
80.001 - 85.000	69	9,729,211.39	0.71
85.001 - 90.000	204	31,109,242.06	2.26
90.001 - 95.000	127	19,984,548.18	1.45
95.001 - 100.000	8	719,284.20	0.05
Total:	7,258	$1,376,138,049.30	100.00%

Weighted Average Original Loan-to-Value:	72.72%
*Original loan-to-value ratios are calculated by taking the Original Principal Balance and dividing the lesser of the original appraised value and sell price of the property.

Geographic Distribution* of the Mortgage Properties in Group V

Geographic Distribution	Number of Mortgage Loans	Aggregate Scheduled Principal Balance Outstanding as of Cut-Off Date	% of Mortgage Loans
Alabama	4	$ 404,530.33	0.03%
Arizona	415	73,980,956.42	5.38
Arkansas	4	344,439.42	0.03
California	652	198,716,841.12	14.44
Colorado	167	30,672,726.47	2.23
Connecticut	114	27,114,874.49	1.97
Delaware	37	7,696,759.95	0.56
District Of Columbia	44	10,900,781.04	0.79
Florida	657	117,799,427.76	8.56
Georgia	157	25,509,824.19	1.85
Hawaii	6	2,296,498.41	0.17
Idaho	86	10,660,061.83	0.77
Illinois	566	121,689,827.25	8.84
Indiana	77	8,309,213.15	0.60
Iowa	28	2,885,752.51	0.21
Kansas	34	3,879,483.25	0.28
Kentucky	84	8,152,730.99	0.59
Louisiana	91	10,974,623.42	0.80
Maine	45	8,140,181.79	0.59
Maryland	327	76,534,639.38	5.56
Massachusetts	139	36,944,094.98	2.68

Michigan	182	20,466,092.12	1.49
Minnesota	18	2,769,250.35	0.20
Mississippi	7	1,320,501.73	0.10
Missouri	97	9,855,141.11	0.72
Montana	15	2,824,163.55	0.21
Nebraska	2	170,808.11	0.01
Nevada	145	35,773,010.59	2.60
New Hampshire	81	16,107,517.94	1.17
New Jersey	124	29,417,420.48	2.14
New Mexico	18	2,668,078.25	0.19
New York	312	102,026,099.75	7.41
North Carolina	386	53,501,946.33	3.89
Ohio	237	22,601,023.15	1.64
Oklahoma	29	3,050,877.81	0.22
Oregon	252	40,102,592.66	2.91
Pennsylvania	233	25,976,267.52	1.89
Rhode Island	85	18,859,951.84	1.37
South Carolina	255	34,752,913.05	2.53
South Dakota	10	745,194.46	0.05
Tennessee	115	14,220,802.96	1.03
Texas	369	50,972,271.01	3.70
Utah	107	16,063,513.70	1.17
Vermont	10	1,731,314.76	0.13
Virginia	262	57,696,717.99	4.19
Washington	135	22,396,377.95	1.63
West Virginia	4	580,710.80	0.04
Wisconsin	23	4,283,294.71	0.31
Wyoming	11	1,595,926.47	0.12
Total:	7,258	$1,376,138,049.30	100.00%

*No more than approximately 0.27% of Loan Group V by cut-off date principal balance will be secured by properties located in any one zip code area.

Credit Scores as of the Date of Origination of the Mortgage Loans in Group V

Range of Credit Scores	Number of Mortgage Loans	Aggregate Scheduled Principal Balance Outstanding as of Cut-Off Date	% of Mortgage Loans
Not Available	3	$ 1,346,700.00	0.10%
551 - 575	2	358,926.67	0.03
576 - 600	32	4,323,181.12	0.31
601 - 625	321	57,554,130.68	4.18
626 - 650	899	170,162,766.50	12.37
651 - 675	1,132	212,083,371.90	15.41
676 - 700	1,467	275,889,555.18	20.05
701 - 725	1,055	201,542,777.12	14.65
726 - 750	952	175,968,906.24	12.79
751 - 775	788	154,919,516.77	11.26
776 - 800	493	100,862,598.48	7.33
801 - 825	114	21,125,618.64	1.54
Total:	7,258	$1,376,138,049.30	100.00%

Weighted Average Credit Score:	702
(where credit scores were available)

Property Types of the Mortgage Properties in Group V

Property Type	Number of Mortgage Loans	Aggregate Scheduled Principal Balance Outstanding as of Cut-Off Date	% of Mortgage Loans
Single Family	4,492	$ 808,751,312.85	58.77%
Planned Unit Development	1,280	267,948,608.19	19.47
Two-Four Family	990	216,640,631.19	15.74
Condominium	492	81,433,277.11	5.92
CO-OP	4	1,364,219.96	0.10
Total:	7,258	$1,376,138,049.30	100.00%

Occupancy Status of Mortgage Properties in Group V

Occupancy Status	Number of Mortgage Loans	Aggregate Scheduled Principal Balance Outstanding as of Cut-Off Date	% of Mortgage Loans
Primary Home	4,682	$ 991,551,883.97	72.05%
Investment	2,364	334,536,327.79	24.31
Second Home	212	50,049,837.54	3.64
Total:	7,258	$1,376,138,049.30	100.00%

Loan Purpose of the Mortgage Loans in Group V

Loan Purpose	Number of Mortgage Loans	Aggregate Scheduled Principal Balance Outstanding as of Cut-Off Date	% of Mortgage Loans
Purchase	3,929	$ 718,285,934.45	52.20%
Cash Out Refinance	2,532	518,820,288.37	37.70
Rate/Term Refinance	797	139,031,826.48	10.10
Total:	7,258	$1,376,138,049.30	100.00%

Documentation Type of the Mortgage Loans in Group V

Documentation Type	Number of Mortgage Loans	Aggregate Scheduled Principal Balance Outstanding as of Cut-Off Date	% of Mortgage Loans
Stated Inc/Asset	2,264	$ 463,098,466.88	33.65%
No Inc/ No Asset	2,183	423,279,744.03	30.76
Inc/Asset	1,624	266,058,542.14	19.33
No Inc/Asset	613	121,229,685.96	8.81
Stated Inc/No Asset	516	93,566,334.20	6.80
Inc/No Asset	58	8,905,276.09	0.65
Total:	7,258	$1,376,138,049.30	100.00%

Original Terms to Stated Maturity of the Mortgage Loans in Group V

Original Term (Months)	Number of Mortgage Loans	Aggregate Scheduled Principal Balance Outstanding as of Cut-Off Date	% of Mortgage Loans
180	274	$ 42,115,669.85	3.06%
240	1	54,540.98	0.00
360	6,983	1,333,967,838.47	96.94
Total:	7,258	$1,376,138,049.30	100.00%

Minimum Original Term to Stated Maturity (Months):	180
Maximum Original Term to Stated Maturity (Months):	360
Weighted Average Orig. Term to Stated Mat. (Months):	354

Remaining Terms to Stated Maturity of the Mortgage Loans

as of the Cut Off Date in Group V

Stated Remaining Term (Months)	Number of Mortgage Loans	Aggregate Scheduled Principal Balance Outstanding as of Cut-Off Date	% of Mortgage Loans
120 - 179	196	$ 28,712,786.85	2.09%
180 - 239	79	13,457,423.98	0.98
300 - 359	5,168	980,942,864.81	71.28
360 - 360	1,815	353,024,973.66	25.65
Total:	7,258	$1,376,138,049.30	100.00%

Minimum Remaining Term to Stated Maturity (Months):	173
Maximum Remaining Term to Stated Maturity (Months):	360
Weighted Average Rem. Term to Stated Mat. (Months):	353

Index of the Mortgage Loans in Group V

Index	Number of Mortgage Loans	Aggregate Scheduled Principal Balance Outstanding as of Cut-Off Date	% of Mortgage Loans
Fixed Rate	7,258	$1,376,138,049.30	100.00%
Total:	7,258	$1,376,138,049.30	100.00%

Prepayment Penalty of the Mortgage Loans in Group V

Prepayment Penalty	Number of Mortgage Loans	Aggregate Scheduled Principal Balance Outstanding as of Cut-Off Date	% of Mortgage Loans
No Prepayment Penalty	6,614	$1,272,879,171.60	92.50%
1 year	36	5,291,935.54	0.38
2 years	5	1,591,526.67	0.12
3 years	440	70,636,087.61	5.13
5 years	163	25,739,327.88	1.87
Total:	7,258	$1,376,138,049.30	100.00%

Product Type of the Mortgage Loans in Group V

Product Type	Number of Mortgage Loans	Aggregate Scheduled Principal Balance Outstanding as of Cut-Off Date	% of Mortgage Loans
Fixed	4,488	$ 774,030,756.79	56.25%
Fixed IO	2,770	602,107,292.51	43.75
Total:	7,258	$1,376,138,049.30	100.00%

Interest Only Feature of the Mortgage Loans in Group V

Interest Only Feature (Months)	Number of Mortgage Loans	Aggregate Scheduled Principal Balance Outstanding as of Cut-Off Date	% of Mortgage Loans
Non-IO	4,488	$ 774,030,756.79	56.25%
60	2,770	602,107,292.51	43.75
Total:	7,258	$1,376,138,049.30	100.00%

Principal Balances of the HELOCs at Origination in Group VI

Original Principal Balance	Number of HELOCs	Aggregate Scheduled Principal Balance Outstanding as of Cut-Off Date	% of HELOCs
1. - 100,000.	3,266	$ 154,596,209.71	66.43%
100,001. - 200,000.	552	65,119,471.15	27.98
200,001. - 300,000.	36	7,241,442.76	3.11
300,001. - 350,000.	8	1,973,710.54	0.85
350,001. - 400,000.	2	796,000.00	0.34
400,001. - 450,000.	2	862,499.60	0.37
450,001. - 500,000.	4	1,500,000.00	0.64
500,001. - 550,000.	1	530,400.00	0.23
550,001. - 600,000.	1	99,000.00	0.04
Total:	3,872	$ 232,718,733.76	100.00%

Minimum Original Principal Balance:	$5,970
Maximum Original Principal Balance:	$600,000
Average Original Principal Balance:	$65,982

Principal Balances of the HELOCs as of the

Cut-Off Date in Group VI

Scheduled Principal Balance	Number of HELOCs	Aggregate Scheduled Principal Balance Outstanding as of Cut-Off Date	% of HELOCs
0	61	$ 0.00	0.00%
1. - 100,000.	3,291	157,016,509.83	67.47
100,001. - 200,000.	478	63,159,976.71	27.14
200,001. - 300,000.	28	6,879,637.08	2.96
300,001. - 350,000.	6	1,973,710.54	0.85
350,001. - 400,000.	2	796,000.00	0.34
400,001. - 450,000.	2	862,499.60	0.37
450,001. - 500,000.	3	1,500,000.00	0.64
500,001. - 550,000.	1	530,400.00	0.23
Total:	3,872	$ 232,718,733.76	100.00%

Minimum Scheduled Principal Balance:	$0
Maximum Scheduled Principal Balance:	$530,400
Average Scheduled Principal Balance:	$60,103

Mortgage Rates of the HELOCs as of the Cut-Off Date in Group VI

Mortgage Interest Rates (%)	Number of HELOCs	Aggregate Scheduled Principal Balance Outstanding as of Cut-Off Date	% of HELOCs
4.001 - 4.250	17	$ 860,238.98	0.37%
4.251 - 4.500	609	31,349,718.19	13.47
4.501 - 4.750	1,041	58,416,479.70	25.10
4.751 - 5.000	1,007	57,169,256.73	24.57
5.001 - 5.250	1	165,000.00	0.07
5.251 - 5.500	2	479,499.60	0.21
5.501 - 5.750	2	294,595.92	0.13
5.751 - 6.000	1	192,500.00	0.08
6.001 - 6.250	14	991,026.10	0.43
6.251 - 6.500	16	1,399,346.57	0.60
6.501 - 6.750	59	3,880,665.46	1.67
6.751 - 7.000	73	5,716,366.99	2.46
7.001 - 7.250	79	5,226,932.89	2.25
7.251 - 7.500	124	7,670,016.02	3.30
7.501 - 7.750	133	9,122,686.42	3.92
7.751 - 8.000	159	11,928,280.35	5.13
8.001 - 8.250	141	11,152,769.72	4.79
8.251 - 8.500	92	6,300,577.14	2.71
8.501 - 8.750	99	6,986,044.14	3.00
8.751 - 9.000	108	7,687,673.34	3.30
9.001 - 9.250	43	2,934,904.26	1.26
9.251 - 9.500	30	1,730,811.37	0.74
9.501 - 9.750	10	625,252.27	0.27
9.751 - 10.000	3	91,624.00	0.04
10.001 - 10.250	4	171,943.45	0.07
10.251 - 10.500	4	161,474.15	0.07
10.501 - 10.750	1	13,050.00	0.01
Total:	3,872	$ 232,718,733.76	100.00%

Minimum Interest Rate:	4.250%
Maximum Interest Rate:	10.750%
Weighted Average Interest Rate:	5.940%

Original Loan-to-Value Ratios* in Group VI

Original Loan-to-Value Ratios (%)	Number of HELOCs	Aggregate Scheduled Principal Balance Outstanding as of Cut-Off Date	% of HELOCs
<= 30.000	3,708	$ 214,379,507.86	92.12%
30.001 - 40.000	99	9,889,480.78	4.25
40.001 - 50.000	42	4,874,923.61	2.09
50.001 - 55.000	8	715,023.11	0.31
55.001 - 60.000	5	1,435,500.00	0.62
60.001 - 65.000	2	460,000.00	0.20
65.001 - 70.000	2	137,500.00	0.06
70.001 - 75.000	2	678,000.00	0.29
85.001 - 90.000	4	148,798.40	0.06
Total:	3,872	$ 232,718,733.76	100.00%

Weighted Average Original Loan-to-Value:	20.60%
*Original loan-to-value ratios are calculated by taking the Original Principal Balance and dividing the lesser of the original appraised value and sell price of the property.

Geographic Distribution* of the HELOCS in Group VI

Geographic Distribution	Number of HELOCs	Aggregate Scheduled Principal Balance Outstanding as of Cut-Off Date	% of HELOCs
Alabama	2	$ 178,980.00	0.08%
Arizona	250	15,590,695.17	6.70
California	832	67,436,877.16	28.98
Colorado	146	7,316,002.59	3.14
Connecticut	35	2,244,367.46	0.96
Delaware	17	681,272.69	0.29
District Of Columbia	27	1,749,629.16	0.75
Florida	168	9,028,818.76	3.88
Georgia	79	3,897,981.72	1.67
Hawaii	1	39,300.00	0.02
Idaho	26	1,290,731.39	0.55
Illinois	326	18,371,084.49	7.89
Indiana	23	884,753.59	0.38
Iowa	28	758,414.05	0.33
Kansas	27	998,584.21	0.43
Kentucky	39	1,493,917.30	0.64
Louisiana	4	418,600.00	0.18
Maine	14	631,532.84	0.27
Maryland	246	12,994,948.74	5.58
Massachusetts	103	5,979,964.31	2.57
Michigan	116	4,794,260.56	2.06
Minnesota	24	966,482.15	0.42
Missouri	53	1,810,105.24	0.78
Montana	10	686,160.01	0.29
Nebraska	1	10,200.00	0.00
Nevada	126	8,250,590.52	3.55
New Hampshire	25	1,249,186.31	0.54
New Jersey	101	7,427,579.70	3.19
New Mexico	4	278,413.00	0.12
New York	142	10,499,259.16	4.51
North Carolina	130	5,221,337.32	2.24
Ohio	90	3,176,005.68	1.36
Oklahoma	19	763,610.39	0.33
Oregon	79	4,226,857.65	1.82
Pennsylvania	67	3,117,001.05	1.34
Rhode Island	11	611,186.80	0.26
South Carolina	77	3,408,972.05	1.46
South Dakota	6	256,355.80	0.11
Tennessee	17	553,239.48	0.24
Utah	50	2,235,238.32	0.96
Vermont	1	27,400.00	0.01
Virginia	205	14,435,518.11	6.20
Washington	104	5,927,070.93	2.55
West Virginia	3	225,270.88	0.10
Wisconsin	13	390,636.76	0.17
Wyoming	5	184,340.26	0.08
Total:	3,872	$ 232,718,733.76	100.00%

*No more than approximately 0.66% of Loan Group VI by cut-off date principal balance will be secured by properties located in any one zip code area.

Credit Scores as of the Date of Origination of the HELOCs in Group VI

Range of Credit Scores	Number of HELOCs	Aggregate Scheduled Principal Balance Outstanding as of Cut-Off Date	% of HELOCs
Not Available	2	$ 91,795.00	0.04%
576 - 600	2	80,990.00	0.03
601 - 625	21	949,656.03	0.41
626 - 650	123	6,366,936.06	2.74
651 - 675	372	20,767,388.12	8.92
676 - 700	645	37,267,815.54	16.01
701 - 725	808	50,647,637.76	21.76
726 - 750	725	45,394,885.17	19.51
751 - 775	642	38,595,768.96	16.58
776 - 800	425	25,834,697.06	11.10
801 - 825	107	6,721,164.06	2.89
Total:	3,872	$ 232,718,733.76	100.00%

Weighted Average Credit Score:	726
(where credit scores were available)

Property Types of the Mortgage Properties in Group VI

Property Type	Number of HELOCs	Aggregate Scheduled Principal Balance Outstanding as of Cut-Off Date	% of HELOCs
Single Family	2,310	$ 138,710,221.34	59.60%
Planned Unit Development	963	61,710,132.36	26.52
Condominium	570	30,164,796.77	12.96
Two-Four Family	29	2,133,583.29	0.92
Total:	3,872	$ 232,718,733.76	100.00%

Occupancy Status of Mortgage Properties in Group VI

Occupancy Status	Number of HELOCs	Aggregate Scheduled Principal Balance Outstanding as of Cut-Off Date	% of HELOCs
Primary Home	3,787	$ 228,861,148.82	98.34%
Second Home	63	2,852,210.93	1.23
Investment	22	1,005,374.01	0.43
Total:	3,872	$ 232,718,733.76	100.00%

Loan Purpose of the HELOCs in Group VI

Loan Purpose	Number of HELOCs	Aggregate Scheduled Principal Balance Outstanding as of Cut-Off Date	% of HELOCs
Purchase	2,835	$ 173,236,469.98	74.44%
Cash Out Refinance	911	53,886,219.46	23.16
Rate/Term Refinance	126	5,596,044.32	2.40
Total:	3,872	$ 232,718,733.76	100.00%

Documentation Type of the HELOCs in Group VI

Documentation Type	Number of HELOCs	Aggregate Scheduled Principal Balance Outstanding as of Cut-Off Date	% of HELOCs
Inc/Asset	2,855	$ 158,049,752.14	67.91%
Stated Inc/Asset	1,010	74,289,312.44	31.92
Stated Inc/No Asset	5	288,100.00	0.12
No Inc/Asset	1	46,600.00	0.02
No Inc/ No Asset	1	44,969.18	0.02
Total:	3,872	$ 232,718,733.76	100.00%

Original Terms to Stated Maturity of the HELOCs in Group VI

Original Term (Months)	Number of HELOCs	Aggregate Scheduled Principal Balance Outstanding as of Cut-Off Date	% of HELOCs
240	18	$ 553,239.48	0.24%
300	3,851	231,559,573.39	99.50
360	3	605,920.89	0.26
Total:	3,872	$ 232,718,733.76	100.00%

Minimum Original Term to Stated Maturity (Months):	240
Maximum Original Term to Stated Maturity (Months):	360
Weighted Average Orig. Term to Stated Mat. (Months):	300

Remaining Terms to Stated Maturity of the HELOCs

as of the Cut Off Date in Group VI

Stated Remaining Term (Months)	Number of HELOCs	Aggregate Scheduled Principal Balance Outstanding as of Cut-Off Date	% of HELOCs
180 - 239	16	$ 461,956.48	0.20%
240 - 299	2,933	174,975,070.85	75.19
300 - 359	923	57,281,706.43	24.61
Total:	3,872	$ 232,718,733.76	100.00%

Minimum Remaining Term to Stated Maturity (Months):	236
Maximum Remaining Term to Stated Maturity (Months):	358
Weighted Average Rem. Term to Stated Mat. (Months):	298

Index of the HELOCs in Group VI

Index	Number of HELOCs	Aggregate Scheduled Principal Balance Outstanding as of Cut-Off Date	% of HELOCs
Prime Rate	3,872	$ 232,718,733.76	100.00%
Total:	3,872	$ 232,718,733.76	100.00%

Months to Next Rate Adjustment* of the HELOCs in Group VI

Months to Next Rate Adj	Number of HELOCs	Aggregate Scheduled Principal Balance Outstanding as of Cut-Off Date	% of HELOCs
1 - 3	3,872	$ 232,718,733.76	100.00%
Total:	3,872	$ 232,718,733.76	100.00%

Weighted Average Next Rate Adjustment (Months):
*Months to next rate adjustment is calculated by using the first rate adjustment date for the loans still in a hybrid period and by using next rate adjustment for loans that are fully indexed.

Rate Adjustment Frequency of the HELOCs in Group VI

Rate Adjustment Frequency (Months)	Number of HELOCs	Aggregate Scheduled Principal Balance Outstanding as of Cut-Off Date	% of HELOCs
1	3,872	232,718,733.76	100.00
Total:	3,872	$ 232,718,733.76	100.00%

Maximum Lifetime Mortgage Rate of the HELOCs in Group VI

Maximum Mortgage Rate (%)	Number of HELOCs	Aggregate Scheduled Principal Balance Outstanding as of Cut-Off Date	% of HELOCs
18.000	3,872	$ 232,718,733.76	100.00%
Total:	3,872	$ 232,718,733.76	100.00%

Weighted Average Maximum Mortgage Rate:	18.000%

Gross Margin of the HELOCs in Group VI

Gross Margin (%)	Number of HELOCs	Aggregate Scheduled Principal Balance Outstanding as of Cut-Off Date	% of HELOCs
<= 1.500	1,960	$ 127,017,854.21	54.58%
1.501 - 1.750	507	30,888,255.39	13.27
1.751 - 2.000	375	21,794,089.49	9.36
2.001 - 2.250	331	17,008,911.29	7.31
2.251 - 2.500	155	8,379,308.65	3.60
2.501 - 2.750	222	13,001,594.72	5.59
2.751 - 3.000	109	5,337,938.85	2.29
3.001 - 3.250	76	3,598,645.46	1.55
3.251 - 3.500	53	2,998,455.86	1.29
3.501 - 3.750	33	990,998.01	0.43
3.751 - 4.000	17	598,058.82	0.26
4.001 - 4.250	25	896,943.50	0.39
4.251 - 4.500	5	141,898.00	0.06
4.501 - 4.750	2	41,181.51	0.02
5.001 - 5.250	1	12,000.00	0.01
5.251 - 5.500	1	12,600.00	0.01
Total:	3,872	$ 232,718,733.76	100.00%

Weighted Average Gross Margin:	1.495%

Prepayment Penalty of the HELOCs in Group VI

Prepayment Penalty	Number of HELOCs	Aggregate Scheduled Principal Balance Outstanding as of Cut-Off Date	% of HELOCs
No Prepayment Penalty	3,872	$ 232,718,733.76	100.00%
Total:	3,872	$ 232,718,733.76	100.00%

Product Type of the Mortgage Loans in Group VI

Product Type	Number of HELOCs	Aggregate Scheduled Principal Balance Outstanding as of Cut-Off Date	% of HELOCs
1MO ARM IO	3,872	232,718,733.76	100.00
Total:	3,872	232,718,733.76	100.00

Interest Only Feature of the HELOCs in Group VI

Interest Only Feature (Months)	Number of HELOCs	Aggregate Scheduled Principal Balance Outstanding as of Cut-Off Date	% of HELOCs
120	3,872	$ 232,718,733.76	100.00%
Total:	3,872	$ 232,718,733.76	100.00%

Credit Limit of the HELOCs in Group VI

Credit Limit	Number of HELOCs	Aggregate Scheduled Principal Balance Outstanding as of Cut-Off Date	% of HELOCs
5,000.01 - 7,500.00	1	$ 41.80	0.00%
7,500.01 - 10,000.00	25	231,341.69	0.10
10,000.01 - 20,000.00	190	2,877,334.92	1.24
20,000.01 - 30,000.00	506	12,503,672.06	5.37
30,000.01 - 40,000.00	530	17,943,898.67	7.71
40,000.01 - 50,000.00	519	22,405,485.31	9.63
50,000.01 - 60,000.00	469	24,580,356.97	10.56
60,000.01 - 70,000.00	354	21,781,406.14	9.36
70,000.01 - 80,000.00	262	18,612,439.61	8.00
80,000.01 - 90,000.00	208	16,724,630.98	7.19
90,000.01 - 100,000.00	202	16,935,601.56	7.28
100,000.01 - 150,000.00	483	55,626,565.27	23.90
150,000.01 - 200,000.00	69	9,492,905.88	4.08
200,000.01 - 250,000.00	24	4,644,266.12	2.00
250,000.01 - 300,000.00	12	2,597,176.64	1.12
300,000.01 - 350,000.00	8	1,973,710.54	0.85
350,000.01 - 400,000.00	2	796,000.00	0.34
400,000.01 - 500,000.00	6	2,362,499.60	1.02
500,000.01 - 600,000.00	2	629,400.00	0.27
Total:	3,872	$ 232,718,733.76	100.00%

Minimum Credit Limit:	$5,970
Maximum Credit Limit:	$600,000
Average Credit Limit:	$65,982

Utilization Rates of the HELOCs in Group VI

Utilization Rate	Number of HELOCs	Aggregate Scheduled Principal Balance Outstanding as of Cut-Off Date	% of HELOCs
0 - 0	52	$ 1,590,850.72	0.68%
1 - 10	28	364,500.37	0.16
11 - 20	38	752,048.00	0.32
21 - 30	16	406,125.00	0.17
31 - 40	28	969,301.10	0.42
41 - 50	29	1,097,631.66	0.47
51 - 60	19	854,478.62	0.37
61 - 70	25	1,086,079.96	0.47
71 - 80	24	1,009,428.56	0.43
81 - 90	23	1,414,610.57	0.61
91 - 100	3,590	223,173,679.20	95.90
Total:	3,872	$ 232,718,733.76	100.00%

Minimum Utilization Rate:	91.089%
Maximum Utilization Rate:	0.000%
Average Utilization Rate:	100.000%

HELOCs In Teaser Period in Group VI

In Teaser Period	Number of HELOCs	Aggregate Scheduled Principal Balance Outstanding as of Cut-Off Date	% of HELOCs
Not in Teaser Period	1,183	$ 82,784,371.50	35.57%
In Teaser Period	2,689	149,934,362.26	64.43
Total:	3,872	$ 232,718,733.76	100.00%

Teaser Expiration Months of the HELOCs in Group VI

Teaser Expiration Date	Number of HELOCs	Aggregate Scheduled Principal Balance Outstanding as of Cut-Off Date	% of HELOCs
June 2005	468	$ 24,150,917.76	16.11%
July 2005	766	42,339,298.83	28.24
August 2005	735	42,130,727.01	28.10
September 2005	664	37,746,148.66	25.18
October 2005	56	3,567,270.00	2.38
Total:	2,689	$ 149,934,362.26	100.00%

**Provided by Seller

**Shown only for loans currently in teaser period and have a teaser rate

Draw Period of the HELOCs in Group VI

Draw Period (Months)	Number of HELOCs	Aggregate Scheduled Principal Balance Outstanding as of Cut-Off Date	% of HELOCs
120	3,872	$ 232,718,733.76	100.00%
Total:	3,872	$ 232,718,733.76	100.00%

Minimum Draw Period:	120
Maximum Draw Period:	120
Average Draw Period:	120

Remaining Draw Period of the HELOCs in Group VI

Remaining Draw Period (Months)	Number of HELOCs	Aggregate Scheduled Principal Balance Outstanding as of Cut-Off Date	% of HELOCs
71 - 75	1	$ 60,250.00	0.03%
101 - 105	1	53,202.37	0.02
106 - 110	6	453,914.16	0.20
111 - 115	22	1,387,723.38	0.60
116 - 120	3,842	230,763,643.85	99.16
Total:	3,872	$ 232,718,733.76	100.00%

Minimum Remaining Draw Period:	71
Maximum Remaining Draw Period:	120
Average Remaining Draw Period:	118

Lien Position of the HELOCs in Group VI

Lien Position	Number of HELOCs	Aggregate Scheduled Principal Balance Outstanding as of Cut-Off Date	% of HELOCs
1st Lien	20	$ 1,978,736.18	0.85%
2nd Lien	3,852	230,739,997.58	99.15
Total:	3,872	$ 232,718,733.76	100.00%

Origination Date of the HELOCs in Group VI

Origination Date	Number of HELOCs	Aggregate Scheduled Principal Balance Outstanding as of Cut-Off Date	% of HELOCs
May 2001	1	$ 60,250.00	0.03%
March 2004	1	53,202.37	0.02
June 2004	3	90,664.70	0.04
July 2004	2	33,513.92	0.01
August 2004	1	329,735.54	0.14
September 2004	1	79,409.82	0.03
November 2004	10	614,367.22	0.26
December 2004	6	331,532.36	0.14
January 2005	5	362,413.98	0.16
February 2005	1	81,000.00	0.03

March 2005	717	40,389,524.52	17.36
April 2005	1,064	63,384,942.73	27.24
May 2005	1,115	68,800,669.59	29.56
June 2005	930	56,572,832.01	24.31
July 2005	15	1,534,675.00	0.66
Total:	3,872	$ 232,718,733.76	100.00%